AUTOMATIC REINSURANCE AGREEMENT

between

HARTFORD LIFE AND ANNUITY
Simsbury, Connecticut
(hereinafter referred to as the CEDING COMPANY)

and

AXA RE LIFE INSURANCE COMPANY
New York, New York
(hereinafter referred to as the REINSURER)

EFFECTIVE APRIL 1, 1999

THIS AGREEMENT WILL BE REFERRED TO AS AGREEMENT NO. 99010

CONTENTS

ARTICLES PAGE
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I. Scope of Agreement 3
II. Commencement and Termination of Liability 4
III. Oversights and Clerical Errors 5
IV. Net Amount at Risk 6
V. Reinsurance Premiums 7
VI. Reinsurance Administration 8
VII. Settlement of Claims 9-10
VIII. Reinsurance Credit 11
IX. Recapture Privileges 12
X. Inspection of Records 13
XI. Insolvency 14
XII. Negotiation 15
XIII. Arbitration 16
XIV. Right to Offset Balances Due 17
XV. Contract and Program Changes 18
XVI. Confidentiality 19
XVII. Miscellaneous 20
XVIII. Severability 21
XIX. DAC Tax 22
XX. Duration of Agreement 23
XXI. Execution of Agreement 24
SCHEDULES
A. Plans of Reinsurance 25
B. Investment Funds 26-28
C. Data Layout 29-31
EXHIBITS
I. 1994 Variable Annuity MGDB Mortality Table 32
II. Reinsurance Premiums 33
III. Benefit Limitation Rule 34

Hartford Agreement No. 99010-DB
Effective April 1, 1999

All provisions of this Agreement are subject to the laws of the State of Delaware.

ARTICLE I

SCOPE OF AGREEMENT

A. On and after the 1st day of April 1999, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept, a quota-share percentage (defined in Schedule A) of the mortality net amount at risk (MNAR) as defined in Article IV, generated prior to termination (defined in Article II), by the Guaranteed Minimum Death Benefit provisions within the variable annuity contracts issued by the CEDING COMPANY as set forth in Schedule A.

B. [REDACTED]

C. [REDACTED]

D. [REDACTED]

E. This Agreement covers only the CEDING COMPANY's liability for claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B, that were submitted to the REINSURER prior to their issuance.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE II

COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either in accordance with the
Duration of Agreement provisions of this Agreement as stated in Article XX, or, for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

1. the date the owner elects to annuitize

2. surrender or termination of the contract

3. the death of the owner or annuitant where such death triggers the payment of a death benefit

4. attainment of the annuity commencement date (as described in the contract forms shown in Schedule A)

B. The REINSURER shall be liable to reimburse claims only on those deaths where the date of death is on or after April 1, 1999, in accordance with Article VII.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE III

OVERSIGHTS AND CLERICAL ERRORS

A. Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had no such oversight, misunderstanding or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

B. If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this Agreement, the CEDING COMPANY will take reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C. Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the CEDING COMPANY and its liability insurer, if any, but not that of the REINSURER. The previous sentence does not negate the REINSURER's liability under Article VII, Settlement of Claims, of this Agreement.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE IV

NET AMOUNT AT RISK

A. The mortality net amount at risk for each variable annuity contract reinsured hereunder shall be calculated as of the last day of each calendar month and shall be equal to the following:

[REDACTED]

B. The contractual death benefit and the contingent deferred sales charges will be as described in the variable annuity contract forms specified in Schedule A.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE V

REINSURANCE PREMIUMS

A. The reinsurance premium is a monthly YRT rate which is applied to the REINSURER's quota-share of the average MNAR over the reporting period on a contract-by-contract basis, and is equal to one-twelfth (1/12th) of one-hundred percent (100%) of the 1994 Variable Annuity MGDB Mortality Table (Exhibit I) which is the 1994 GAM Basic Table increased by ten percent (10%) for margins and contingencies, without projection. The reinsurance premium is subject to minimum and maximum asset-based premium rate levels which vary by age at issue or at the time the optional death benefit is elected.

B. The minimum and maximum asset-based premium rates shall be applied to the greater of the average aggregate GMDB value and the average aggregate account value in force over the reporting period multiplied by the quota-share percentage reinsured by the REINSURER. The reporting period is assumed to be monthly.

C. [REDACTED]

D. The annualized reinsurance premium rates are shown in Exhibit II and are expressed in terms of basis points. In practice, they shall be applied on a monthly basis by utilizing one-twelfth (1/12th) of the annualized rates.

E. The YRT rate and the minimum/maximum asset-based premium rates shall be based on the oldest person of a multiple life status.

F. The total reinsurance premium due and payable in the first month shall at least equal one-thousand-five-hundred dollars ($1,500).

G. The monthly reinsurance premium shall be due and payable as described in Article VI. The REINSURER reserves the right to charge interest on premiums not remitted in accordance with the schedule set forth in Article VI. The interest rate payable by the CEDING COMPANY to the REINSURER for overdue premiums shall be the ninety (90) day Federal Government Treasury Bill rate as first published in the Wall Street Journal in the month following the end of the billing period plus fifty (50) basis points. The method of calculation shall be simple interest (360-day year).

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE VI

REINSURANCE ADMINISTRATION

A. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a seriatim electronic report as detailed in Schedule C, for each contract specified in Schedule A, valued as of the last day of that month.

B. Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate paper report summarizing the following:

1. reinsurance premiums due the REINSURER separate for each premium class as shown in Exhibit II

2. benefit claim reimbursements due the CEDING COMPANY in total and split by VNAR and SCNAR

C. If the net balance is due the REINSURER, the amount due shall be remitted with the report statement. If the net balance is due the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY within ten (10) days of receipt of the report.

D. Furthermore, the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year. Upon the receipt of the final report for the calendar year, the REINSURER will "true-up" benefit claim reimbursements, if necessary, from the prior calendar year.

E. Other

1. The REINSURER and the CEDING COMPANY reserve the right to charge interest on the net balance if (a) below occurs. The REINSURER reserves the right to charge interest on the net balance if (b) below occurs. Such interest shall be based on the ninety (90) day Federal Government Treasury Bill as first published by the Wall Street Journal in the month following the end of the billing period plus fifty (50) basis points. The method of calculation shall be simple interest (360-day year).

(a) the net balance due the REINSURER or the CEDING COMPANY is not paid within sixty (60) days of the due date shown on the statement

(b) the premiums for first year business are not paid within one-hundred-eighty (180) days of the effective date of the contract

2. The party to whom the net balance is owed will have the right to terminate this Agreement when net balance payments are not paid for one-hundred-eighty (180) days from the effective date of the policy for new business or anniversary date for renewals, by giving ninety (90) days' written notice of termination to the other party. As of the close of the last day of this ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted payments under this Agreement will terminate. The first day of the ninety (90) day notice of termination will be the day the notice is received in the mail by the party in default or if the mail is not used, the day it is delivered to the party in default. If all premiums in default are received within the ninety (90) day time period, the Agreement will remain in effect.

3. Payments between the CEDING COMPANY and the REINSURER may be paid net of any amount due and unpaid under this Agreement.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE VII

SETTLEMENT OF CLAIMS

A. The claims, calculated as set forth in Article IV, that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on deaths that occur on or after the Effective Date of this Agreement and subject to benefit limitations as described in Article I.

B. In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall be unconditionally binding on the REINSURER. In every case of claim, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient.

C. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of the reinsured contractual death benefits paid in that month, based on the net amount at risk definition set forth in Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided in Article VI, for the reinsured benefits.

D. Settlements by the REINSURER shall be in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E. In no event will the REINSURER participate in punitive or compensatory damages, which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement. The REINSURER shall, however, pay its share of statutory penalties awarded against the CEDING COMPANY in connection with insurance reinsured under this Agreement if the REINSURER elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extra-contractual damages, other than statutory damages. In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed, in equitable proportions. For the purposes of this provision, the following definitions will apply:

- "PUNITIVE DAMAGES" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

- "STATUTORY PENALTIES" are those amounts awarded as a penalty, but fixed in amount by statute

- "COMPENSATORY DAMAGES" are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty, nor fixed in amount by statute

If the REINSURER declines to be party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY it declines to be a party.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE VII -- SETTLEMENT OF CLAIMS
(continued)

F. In no event will the REINSURER be liable for expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to contract proceeds or benefits, provided the REINSURER makes payment of the amount of reinsurance to the CEDING COMPANY, as described in the above paragraph.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE VIII

REINSURANCE CREDIT

It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualify for reinsurance credit in all States for the reinsurance ceded hereunder. The REINSURER, at its sole cost and expense, shall do all that is necessary to comply with all State insurance laws and regulations to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder, including, but not limited to, the purchase of a letter of credit and the delivery of any reports required thereunder.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE IX

RECAPTURE PRIVILEGES

The CEDING COMPANY may recapture existing reinsurance in force up to its then published retention in accordance with the following rules:

A. The CEDING COMPANY will notify the REINSURER of its intent to recapture at least ninety (90) days prior to any recaptures.

B. No recapture will be made unless reinsurance has been in force for fifteen (15) years.

C. No recapture will be made unless the total carry-forward, upon the release of reserves, is not in a negative position. The total carry-forward is defined as the sum of the carry-forwards of this Agreement and the complementary GMIB Agreement, if any, that reinsures the same related contracts.

D. The current period carry-forward for each Agreement is defined as the current period's reinsurance premium, minus all reinsurance claims paid under this Agreement, minus a two-and-one-half (2.5) basis point annual expense allowance applied against the average aggregate Account Value, minus the change in treaty reserves, plus last period's loss carry-forward. The carry-forward amount is accumulated at the ninety (90) day Federal Government Treasury Bill rate as published in the Wall Street Journal on the first business day of the current period plus two percent (2%).

E. Upon election, recapture shall occur ratably over a thirty-six (36) month period (i.e., the initial quota-share percentage reduces 2.78% times the initial quota-share percentage each month). It is irrevocable once elected.

F. It is the responsibility of the REINSURER to determine the carry-forward, based on the method described above.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE X

INSPECTION OF RECORDS

A. The REINSURER, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the CEDING COMPANY all records referring to reinsurance ceded to the REINSURER.

B. Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XI

INSOLVENCY

A. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its liquidator, receiver or statutory successor without diminution because of the insolvency of the CEDING COMPANY.

B. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor will, within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY or any contracts reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

C. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the REINSURER which are not more than one-hundred-eighty (180) days past due at the date of the court order of liquidation.

D. In the event of insolvency of the REINSURER, the CEDING COMPANY may recapture immediately all retroceded benefits upon written notice to the REINSURER, its liquidator, receiver or statutory successor. The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XII

NEGOTIATION

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XIII

ARBITRATION

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal of their decision, and any court having jurisdiction of the subject matter and the parties, may reduce that decision to judgment.

B. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of their appointment, then the appointment of said arbitrator will be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority of votes.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E. The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date be later than three (3) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F. The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XIV

RIGHT TO OFFSET BALANCES DUE

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assignees, against balances due to the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the CEDING COMPANY and the REINSURER. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XV

CONTRACT AND PROGRAM CHANGES

A. The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contract as described in the contract general provisions. No such change will be made by the CEDING COMPANY without prior notification to the REINSURER and without the prior approval of the Securities and Exchange Commission, if necessary. The CEDING COMPANY agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Schedule B.

B. The CEDING COMPANY shall also give the REINSURER advance notice of any other changes to its annuity product design and/or death benefit design, its contract level and fund level fees and charges, its distribution systems and/or methods, or the addition of any riders to any contract forms reinsured hereunder.

C. Should any such change, as stated above, result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, the premium rates by an amount which would reflect the change(s) made to the contracts in order to restore the REINSURER to its original position. In the event that reconciliation cannot be addressed via a change in premiums, changes in other areas may be required and will be subject to mutual agreement.

D. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, contract fees, mortality and expense charges, administration fees and contingent deferred sales charges in effect at the inception of this Agreement remain unchanged.

H. The CEDING COMPANY agrees to provide the REINSURER with all contractholder communications as though the REINSURER were a contractholder in the State of Delaware. Such communication includes any items required to be submitted by the Securities and Exchange Commission or the State of Delaware including but not limited to the prospectus and any supplements thereto.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XVI

CONFIDENTIALITY

This Agreement incorporates the confidentiality agreement previously agreed to between the parties on April 2, 1999. All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the
REINSURER shall hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available, or the disclosure of which is required for retrocession purposes, or has been mandated by law, or is duly required by external auditors.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XVII

MISCELLANEOUS

A. This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by Amendment to the Agreement and signed by both parties.

B. Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3) delivered by overnight express, or 4) sent by Registered or Certified Mail, Postage Prepaid, Return Receipt Requested, as follows:

If to CEDING COMPANY: Hartford Life and Annuity
200 Hopmeadow Street
Simsbury, CT 06089
Attn: Deanne Osgood

If to the REINSURER: AXA Re Life Insurance Company
17 State Street, 32nd Floor
New York, NY 10004
Attn: Josephine Pagnozzi

All notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will 1) if delivered personally or by overnight express, be deemed given upon delivery; 2) if delivered by facsimile transmission or other similar transmission, be deemed given when electronically confirmed, and 3) if sent by Registered or Certified mail, be deemed given when marked Postage Prepaid by the sender's terminal. Any party from time-to-time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

C. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other. This Agreement may be modified or amended only by an Amendment duly executed and delivered on behalf of each party by its respective duly authorized officers.

D. In its Annual Statement filed with the CEDING COMPANY's state of domicile, the REINSURER will show reserves for business assumed under this Agreement, calculated according to the minimum valuation standards of the state where the statement is filed.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XVIII

SEVERABILITY

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XIX

DAC TAX
TREASURY REGULATION SECTION 1.848-2(g)(8) ELECTION

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to the Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for 1999 and all subsequent taxable years for which this Agreement remains in effect.

A. The term "party" will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B. The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC Section 848(c (1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E. The CEDING COMPANY will submit to the REINSURER by April 1st of each year, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F. The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year.

G. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XX

DURATION OF AGREEMENT

A. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

B. This Agreement shall be open for new business for a minimum of three (3) years as measured from the Effective Date of this Agreement subject to a limit of thirty-billion dollars ($30,000,000,000) of total new considerations to the CEDING COMPANY divided by the quota-share percentage as described in Schedule A. Any time on or after the second anniversary of this Agreement, and upon one-hundred-eighty (180) days' written notice, or anytime on or after attainment of thirty-billion dollars ($30,000,000,000) of total new deposits, either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. The facility may be renewed thereafter, subject to mutually accepted terms.

C. The terms of this Agreement may be altered due to the actual insolvency (either party is in the liquidation process) of the REINSURER or the CEDING COMPANY.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

ARTICLE XXI

EXECUTION OF AGREEMENT

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of April 1, 1999.

HARTFORD LIFE AND ANNUITY

By: /s/ Deanne L. Osgood Date: 4-17-00
------------------------------
Attest: Thomas A. Campbell

AXA RE LIFE INSURANCE COMPANY

By: /s/ Michael W. Pado Date: 06 APRIL 2000
------------------------------
Michael W. Pado, President

Attest: /s/ Josephine Pagnozzi
------------------------------
Josephine Pagnozzi, Vice
President

Hartford Agreement No. 99010-DB
Effective April 1, 1999

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Related Contracts -- For all States where approved

- 1994 contract forms with a 7 year CDSC (including State variations thereof): HLVA94, HL-DWVA94.

- 1999 contract forms with a 7 year CDSC (including State variations thereof): HL-VA99

- 1998 contract forms with no CDSC (including State variations thereof): HL-NCDSC98, HL-NCDSC98DW, HL-NCDSC99PS

C. GMDB Reinsured

- Basic Benefit for issue ages [LESS THAN] 81: Maximum Anniversary
Value to attained age 81, increased by premiums after age 80 and reduced by gross partial surrenders after age 80.

- Basic Benefit for issue ages 80-90: Gross premium less gross partial surrenders.

- Optional Enhanced Benefit for issue ages 0-75: Greater of Basic
Benefit and 5% Roll-up to attained age 81, reduced by partial surrender adjustments, subject to a cap of 200% of net considerations less partial surrender adjustments. After age 80, the Roll-up percentage is 0%.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

SCHEDULE B

INVESTMENT FUNDS

The Director Variable Annuities

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Mentor VIP Perpetual International Fund
Mentor VIP Capital Growth Fund
Mentor VIP Growth Fund
Nations Balanced Assets Fund
Nations Disciplined Equity Fund
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund

Putnam Hartford Variable Annuities

Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund

Hartford Agreement No. 99010-DB
Effective April 1, 1999

SCHEDULE B -- INVESTMENT FUNDS
(continued)
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES

Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund
Morgan Stanley Dean Witter High Yield Fund
Morgan Stanley Dean Witter Mid-Cap Value
Morgan Stanley Dean Witter Emerging Markets Debt Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund

LEADERS VARIABLE ANNUITIES

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

Hartford Agreement No. 99010-DB
Effective April 1, 1999

SCHEDULE B -- INVESTMENT FUNDS
(continued)

American Funds International Fund
American Funds New World Fund
Franklin Templeton Real Estate Securities Fund
Franklin Templeton Small Cap Fund
Franklin Templeton Strategic Income Investments Fund
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund
Templeton Developing Markets Fund
Templeton Global Growth Fund
Templeton International Fund
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS New Discovery Fund
MFS Total Return Fund

Hartford Agreement No. 99010-DB
Effective April 1, 1999

SCHEDULE C

SUGGESTED DATA LAYOUT


FIELD DESCRIPTION COMMENTS
-----------------------------------------------------------------------------
Annuitant's ID: Last Name
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.
Joint Annuitant's ID: Last Name If Applicable
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.
Owner's ID: Last Name
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.
Joint Owner's ID: Last Name If Applicable
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.


Policy Number
Policy Issue Date YYYYMMDD
Policy Issue Status NI = True New Issue, SC = Spousal
Continuance, EX = 1035 Exchange
Tax Status Qualified (Q), or Non-qualified (N)

Hartford Agreement No. 99010-DB
Effective April 1, 1999

EXHIBIT C
SUGGESTED DATA LAYOUT
(continued)

FIELD DESCRIPTION COMMENTS
-----------------------------------------------------------------------------
GMDB SECTION
Mortality Risk Definition Indicator AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger A = Annuitant, O = Owner, 1 = 1st to
die, 2 = 2nd to die
(e.g., A2 = payable upon death of second
of joint annuitants)
Current Ratchet Value If Applicable
Current Reset Value If Applicable
Current Rollup Value If Applicable
Current Return of Premium Value If Applicable
Minimum Guaranteed Death Benefit
Contract Death Benefit Greater of Account Value and Minimum
Guaranteed Death Benefit
Mortality Risk VNAR Max [Contractual Death Benefit - Account
Value), 0]
SCNAR Surrender Charge, if applicable

GMIB SECTION
GMIB Indicator Y = benefit elected, N = benefit not
elected, NA = not applicable
Income Benefit Elected 01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period YYYYMMDD
GMIB Annuitization Date YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset YYYYMMDD, if applicable
Date
Cancellation Date YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount Calculated using an individual life
annuity form with 10 years certain
Treasury Rate Used in IBNAR calculation

GMAB SECTION
GMAB Indicator Y = benefit elected, N = benefit not
elected, NA = not applicable
Accumulation Benefit Elected 01 = option 1, 02 = option 2, etc.
Maturity Date YYYYMMDD
Most Recent GMAB Step-up / Rollover YYYYMMDD, if applicable
Date
Cancellation Date YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value Current Value
GMAB NAR Max [(GMAB Guaranteed Value - Account
Value), 0
Account Value Current total value
Surrender Charge If reinsured
Cumulative Deposits Total premiums
Cumulative Withdrawals Total withdrawals

Hartford Agreement No. 99010-DB
Effective April 1, 1999

EXHIBIT C

SUGGESTED DATA LAYOUT
(continued)

Field Description Comments

Funding Vehicle Values:
"MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund
"Financial Post" designations (Canada)
Asia-Pacific
Balanced
Bond
Canadian Equity
Dividend
European Equity
Global Equity
International Equity
North American Equity
Other
United States Equity
General Account
Note:Total of funding vehicles should equal account value.

Termination Information:
Termination Date YYYYMMDD, If applicable
Reason for Termination Death (D), Annuitization (A), 1035 Exchange (X),
GMIB Election (I), Other (O).
Cause of Death If applicable. Use your Cause of Death code, and provide translation
Summary Information: For reconciliation purposes (may be paper summary)
Total number of records Monthly aggregate information by GMIB Design, GMAB
Design, and Pricing Cohort (if applicable)
Total of each dollar Monthly aggregate information by GMIB Design, GMAB field Design, and Pricing Cohort (if applicable)

Note: All values to nearest dollar

Hartford Agreement No. 99010-DB
Effective April 1, 1999

EXHIBIT I
1994 VARIABLE ANNUITY MGDB MORTALITY TABLE
(APPLIED AGE LAST BIRTHDAY)

[REDACTED]

Hartford Agreement No. 99010-DB
Effective April 1, 1999

EXHIBIT II

REINSURANCE PREMIUMS

[REDACTED]

* The current maximum premium rate shall be in effect for a minimum of twenty
(20) years from the Effective Date of this Reinsurance Agreement.
Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Hartford Agreement No. 99010-DB
Effective April 1, 1999

EXHIBIT III

BENEFIT LIMITATION RULE

[REDACTED]

Hartford Agreement No. 99010-DB
Effective April 1, 1999

AMENDMENT NO. 1 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999
between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as of the dates shown, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE is replaced by the attached Schedule
A. The policy form numbers are corrected from inception of the
Agreement.

- EXHIBIT II, REINSURANCE PREMIUMS is replaced by the attached Exhibit
II. The policy form numbers in the headings are corrected from inception of the Agreement.

- SCHEDULE B, INVESTMENT FUNDS is replaced by the attached Schedule B to describe various fund additions, substitutions and name changes as indicated, effective as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 12, 2001
------------------------------
Name/Title Charles N. Vest,
Vice President
Attest: /s/ Daniel R. Guilbert
------------------------------
Name/Title Daniel R. Guilbert,
Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December 2001
------------------------------
Michael W. Pado, President
By: /s/ Josee DeRoy
------------------------------
Josee DeRoy, Vice President
Attest: /s/ Julia Cornely
------------------------------
Julia Cornely, Assistant Vice
President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Related Contracts -- For all States where approved

- 1994 contract forms with a 7 year CDSC (including State variations thereof): ILA-VA94

- 1999 contract forms with a 7 year CDSC (including State variations thereof): LA-VA99

- 1998 contract forms with no CDSC (including State variations thereof): LA-NCDSC98, LA-NCDSC98DW, LA-NCDSC99PS

C. GMDB Reinsured

- Basic Benefit for issue ages [LESS THAN] 81: Maximum Anniversary
Value to attained age 81, increased by premiums after age 80 and reduced by gross partial surrenders after age 80

- Basic Benefit for issue ages 80-90: Gross premium less gross partial surrenders

- Optional Enhanced Benefit for issue ages 0-75: Greater of Basic
Benefit and 5% Roll-up to attained age 81, reduced by partial surrender adjustments, subject to a cap of 200% of net considerations less partial surrender adjustments. After age 80, the Roll-up percentage is 0%.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

EXHIBIT II

[REDACTED]

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

SCHEDULE B
INVESTMENT FUNDS
(Continued)

THE DIRECTOR VARIABLE ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Added 5/1/00
Hartford Global Technology Added 5/1/00
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Mentor VIP Perpetual International Fund Substituted by Evergreen Perpetual International Fund on 2/1/00
Mentor VIP Capital Growth Fund Substituted by Evergreen Capital Growth Fund on 2/1/00
Mentor VIP Growth Fund Substituted by Evergreen Growth Fund on 2/1/00
Nations Balanced Assets Fund
Nations Disciplined Equity Fund Now known as Nations Aggressive Growth Fund as of 5/1/00
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed Small Cap Index Fund Now known as Nationals Small Cap Index Fund as of 5/1/00
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield Added 5/1/00
Nations International Added 5/1/00
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

SCHEDULE B

INVESTMENT FUNDS
(Continued)

THE DIRECTOR VARIABLE ANNUITIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------
Salomon High Yield Fund Added 12/21/99
Evergreen Omega Fund Added 2/1/00
Evergreen Special Equity Fund Added 2/1/00
Evergreen Foundation Fund Added 2/1/00
Evergreen Perpetual International Fund Added 2/1/00
Evergreen Capital Growth Fund Added 2/1/00
Evergreen Growth Fund Added 2/1/00
First American International Portfolio Added 5/1/00
First American Large Cap Growth Portfolio Added 5/1/00
First American Technology Portfolio Added 5/1/00
Armanda Advantage Mid-Cap Growth Added 6/26/00
Armanda Advantage International Equity Fund Added 6/26/00
Armanda Advantage Equity Growth Fund Added 6/26/00


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

SCHEDULE B

INVESTMENT FUNDS
(Continued)

PUTNAM HARTFORD VARIABLE ANNUITIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Growth Opportunities Added 1/31/00
Putnam VT American Government Income Added 1/31/00
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

SCHEDULE B

INVESTMENT FUNDS
(Continued)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund
Morgan Stanley Dean Witter High Yield Fund
Morgan Stanley Dean Witter Mid-Cap Value
Morgan Stanley Dean Witter Emerging Markets Debt Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

SCHEDULE B

INVESTMENT FUNDS
(Continued)

LEADERS VARIABLE ANNUITIES


FUNDS STATUS CHANGES
-------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Templeton Real Estate Securities Fund
Franklin Templeton Small Cap Fund
Franklin Templeton Strategic Income Investments Fund
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund
Templeton Developing Markets Fund
Templeton Global Growth Fund
Templeton International Fund
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS New Discovery Fund
MFS Total Return Fund


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 1

AMENDMENT NO. 2 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999
between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective July 24, 2000, or as indicated otherwise below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance
Agreement. It is mutually agreed that:

- The SELECTDIMENSIONS product is hereby replaced by the SELECTLEADERS product. SelectLeaders shall be sold under Contract Form LA-VA99 (and all state variations thereof). Reinsurance premiums for SelectLeaders shall be the same as set forth in this Agreement for Contract Form
LA-VA99, New deposits will continue to be accepted into existing
SelectDimensions contracts.

- SCHEDULE B, INVESTMENT FUNDS is replaced by the attached Schedule B to add the investment funds offered under SelectLeaders.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 12, 2001
----------------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: /s/ Daniel R. Guilbert
----------------------------------------
Name/Title Daniel R. Guilbert, Assistant
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December, 2001
----------------------------------------
Michael W. Pado, President

By: /s/ Josee DeRoy
----------------------------------------
Josee DeRoy, Vice President

Attest: /s/ Julia Cornely
----------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

SCHEDULE B
INVESTMENT FUNDS
(Continued)

THE DIRECTOR VARIABLE ANNUITIES

FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Hartford Bond Fund.
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Added 5/1/00
Hartford Global Technology Added 5/1/00
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Mentor VIP Perpetual International Fund Substituted by Evergreen Perpetual International Fund on 2/1/00
Mentor VIP Capital Growth Fund Substituted by Evergreen Capital Growth Fund on 2/1/00
Mentor VIP Growth Fund Substituted by Evergreen Growth Fund on 2/1/00
Nations Balanced Assets Fund
Nations Disciplined Equity Fund Now known as Nations Aggressive Growth Fund as of 5/1/00
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed Small Cap Index Fund Now known as Nationals Small Cap Index Fund as of 5/1/00
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield Added 5/1/00
Nations International Added 5/1/00
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

SCHEDULE B

INVESTMENT FUNDS
(Continued)

THE DIRECTOR VARIABLE ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Salomon High Yield Fund Added 12/21/49
Evergreen Omega Fund Added 2/1/00
Evergreen Special Equity Fund Added 2/1/00
Evergreen Foundation Fund Added 2/1/00
Evergreen Perpetual International Fund Added 2/1/00
Evergreen Capital Growth Fund Added 2/1/00
Evergreen Growth Fund Added 2/1/00
First American International Portfolio Added 5/1/00
First American Large Cap Growth Portfolio Added 5/1/00
First American Technology Portfolio Added 5/1/00
Armanda Advantage Mid-Cap Growth Added 6/26/00
Armanda Advantage International Equity Fund Added 6/26/00
Armanda Advantage Equity Growth Fund Added 6/26/00


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

SCHEDULE B

INVESTMENT FUNDS
(Continued)

PUTNAM HARTFORD VARIABLE ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC &Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Growth Opportunities Added 1/31/00
Putnam VT American Government Income Added 1/31/00
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

SCHEDULE B

INVESTMENT FUNDS
(Continued)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American
Government Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth. Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities
Fund
Morgan Stanley Dean Witter. Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund
Morgan Stanley Dean Witter High Yield Fund
Morgan Stanley Dean Witter Mid-Cap Value
Morgan Stanley Dean Witter Emerging Markets Debt
Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

SCHEDULE B

INVESTMENT FUNDS
(Continued)

LEADERS VARIABLE ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Templeton Real Estate Securities Fund
Franklin Templeton Small Cap Fund
Franklin Templeton Strategic Income Investments
Fund
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund
Templeton Developing Markets Fund
Templeton Global Growth Fund
Templeton International Fund
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS New Discovery Fund
MFS Total Return Fund


Continued

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

SCHEDULE B

INVESTMENT FUNDS
(Continued)

ADDED AS OF JULY 24, 2000

MORGAN STANLEY DEAN WITTER SELECTLEADERS ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities
Fund
Morgan Stanley Dean Witter Mid-Cap Equity Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Van Kampen Strategic Stock Class II Fund
Van Kampen Enterprise Class II Fund
Morgan Stanley Asset Management Active
International Allocation
Morgan Stanley Asset Management Emerging MKTS Debt
(MSAM)
Morgan Stanley Asset Management Emerging MKTS
Equity (MSAM)
Morgan Stanley Asset Management High Yield Fund
Morgan Stanley Asset Management Mid-Cap Value
(MAS)
Morgan Stanley Asset Management MSDW Universal
Fixed Income Fund
American Global Growth
American Global Small-Cap
Growth Growth
American Growth and Income
American International
Templeton Developing Markets Securities
Templeton Growth Securities
Franklin Mutual Shares
Franklin Small Cap
Franklin Strategic Income
MFS Growth and Income
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Growth Series
MFS Total Return Fund


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

AMENDMENT NO. 3 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999
between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective January 29, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

The CEDING COMPANY's Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE)
shall be added as a reinsured product hereunder, for elections that occur on or after the effective date of this Amendment but before the end of the new business term of the underlying Agreement as set forth in Article XX, Duration of Agreement. Reinsurance shall be in accordance with the terms set forth in this Amendment, and it is understood that references in the underlying Agreement to Schedule A, Schedule C and Exhibit II hereafter encompass the supplements added by this Amendment:

- SCHEDULE A-1, PLANS OF REINSURANCE, ENHANCED DEATH BENEFIT-EARNINGS
ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the Quota Share, Issue Dates, Related Contracts, Benefit
Reinsured, Mortality Net Amount at Risk (MNAR) calculation,
Reinsurance Premium calculation and Reinsurance Administration provisions specific to the EDB-EE Rider.

- SCHEDULE C-1 SUGGESTED DATA LAYOUT, ENHANCED DEATH BENEFIT-EARNINGS
ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the data elements required for reporting of the EDB-EE
Rider.

- EXHIBIT II-1, REINSURANCE PREMIUMS, ENHANCED DEATH BENEFIT-EARNINGS
ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the reinsurance premium rates for the EDB-EE Rider.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 12, 2001
------------------------------
Name/Title Charles N. Vest,
Vice President
Attest: /s/ Daniel R. Guilbert
------------------------------
Name/Title Daniel R. Guilbert,
Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December, 2001
------------------------------
Michael W. Pado, President
By: /s/ Josee Deroy

------------------------------
Josee Deroy, Vice President
Attest: /s/ Julia Cornely
------------------------------
Julia Cornely, Assistant Vice
President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

SCHEDULE A-1

PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

A. [REDACTED]

B. ISSUE DATES

Policies issued on or after January 29, 2001 and policies issued under this
Agreement before January 29, 2001 and still in force on January 29, 2001, that elect the EDB-EE Rider.

C. RELATED CONTRACTS -- For all States where approved

- 1999 contract forms with a 7 year CDSC (including State variations thereof):
LA-VA99

- 1998 contract forms with no CDSC (including State variations thereof):
LA-NCDSC98
LA-NCDSC98DW
LA-NCDSC99PS

- EDB-EE Rider forms (including State variations thereof):
LA-VAEDB

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

SCHEDULE A-1

PLANS OF REINSURANCE
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

D. BENEFIT REINSURED

Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE Basic) -- For Issue
Ages 0-80

The EDB-EE Basic benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-80

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals);

- A GMDB equal to a Maximum Anniversary Value (MAV) calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis); GMDB frozen thereafter

The Gain is defined as follows as the lesser of 1 or 2:

1. The greater of zero or the following amount:

a. the Contract Value as of the date of receipt of Due Proof of Death;
less

b. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider; plus

c. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

2. 200% of a) less b) below as follows:

a. the sum of the Contract Value on the effective date of this rider, plus premium payments received after the effective date of this rider excluding payments received within 12 months of the date of death, less

b. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

Adjustments for partial surrenders which occur after the effective date of this rider are equal to the greater of zero or the following amount:

1. the gross amount of the partial surrender; plus

2. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider and prior to the partial surrender, less

3. the Contract Value on the Valuation Day immediately preceding the date of partial surrender; less

4. the sum of Adjustments for all prior partial surrenders which have occurred after the effective date of this rider.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

SCHEDULE A-1

PLANS OF REINSURANCE
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

Enhanced Death Benefit (EDB-EE Optional) -- For Issue Ages 0-75

The EDB-EE Optional benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-75

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals)

- A GMDB equal to the greater of Maximum Anniversary Value calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis) and 5% Roll-up to the Contract Anniversary prior to the deceased's 81st birthday subject to 200% of net considerations (proportionally reduced for withdrawals); GMDB frozen thereafter

The Gain is defined in the same manner as for the EDB-EE Basic.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

SCHEDULE A-1

PLANS OF REINSURANCE
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

E. [REDACTED]

F. [REDACTED]

G. ADMINISTRATION

The provisions of Article VI of the underlying Agreement shall apply except as noted herein.

Within thirty (30) days of receipt by the REINSURER of the seriatim file, described in Article VI, Paragraph A of the underlying Agreement, for the calendar month, the REINSURER shall determine the actual quota share for the month, as described in Paragraph A of this Schedule A-1. Upon calculation, if the quota share is less than the quota share set forth in the above-referenced
Paragraph A, then a true-up of reinsurance premiums and/or claim amounts paid for new elections in the month will be calculated and reimbursed to the CEDING
COMPANY or REINSURER accordingly. The quota share percentage that attaches to a policy as a result of this calculation will remain unchanged for the duration that reinsurance hereunder remains in force on the policy. The initial quota share calculation and true-up, if any, will cover the period January 29, 2001 through February 28, 2001.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

SCHEDULE C-1

SUGGESTED DATA LAYOUT

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)


FIELD DESCRIPTION COMMENTS
------------------------------------------------------------------------------------
Annuitant's ID: Last Name
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.
Joint Annuitant's ID: Last Name If Applicable
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.
Owner's ID: Last Name
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.
Joint Owner's ID: Last Name If Applicable
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security No. / Social
Insurance No.
Policy Number
Policy Issue Date YYYYMMDD
Policy Issue Status NI=True New Issue, SC=Spousal
Continuance,
EX=1035 Exchange
Tax Status Qualified (Q), or
Non-qualified (N)


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

SCHEDULE C-1

SUGGESTED DATA LAYOUT
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)


FIELD DESCRIPTION COMMENTS
----------------------------------------------------------------------------
GMDB / EDB SECTION
Mortaltiy Risk Definition AV = VNAR; CV = VNAR + SCNAR
Indicator
Death Claim Trigger A = Annuitant, O = Owner, 1 =
1st to die, 2=2nd to die
(e.g., A2 = payable upon death
of second of joint annuitants)
Current Ratchet Value If Applicable
Current Reset Value If Applicable
Current Rollup Value If Applicable
Current Return of Premium Value If Applicable
Minimum Guaranteed Death Benefit
Contract Death Benefit Greater of Account Value and
Minimum Guaranteed Death Benefit
Effective Date of the Rider YYYYMMDD
Account Value as of the
Effective Date of the Rider
Mortality Risk VNAR Max [Contractual Death Benefit -
Account Value), 0]
SCNAR Surrender Charge, if applicable
EDBNAR [Max (aEDB, bEDB, cEDB) Max
(aGMDB, bGMDB, cGMDB)]
Gain In dollar amount
Gain Percentage 25%, 40%
Gain Cap as defined in the rider
Quota Share Cohort 01=1st month, 02=2nd, etc...
Quota Share % Percentage reinsured
Payment enhancements credited $ amount of rolling 12-month
within 12 months total of any payment
enhancements, if applicable
GMIB SECTION
GMIB Indicator Y=benefit elected, N=benefit not
elected, NA = not applicable
Income Benefit Elected 01 = option 1, 02 = option 2,
etc.
Expiration of Waiting Period YYYYMMDD
GMIB Annuitization Date YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset YYYYMMDD, if applicable
Date
Cancellation Date YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount Calculated using an individual
life annuity form with 10 years
certain
Treasury Rate Used in IBNAR calculation
GMAB SECTION

GMAB Indicator Y = benefit elected, N = benefit
not elected, NA=not applicable
Accumulation Benefit Elected 01 = option 1, 02 = option 2,
etc.
Maturity Date YYYYMMDD
Most Recent GMAB Step-up / YYYYMMDD, if applicable
Rollover Date
Cancellation Date YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value Current Value
GMAB NAR Max [(GMAB Guaranteed Value -
Account Value), 0]
Account Value Current total value
Surrender Charge If reinsured
Cumulative Deposits Total premiums
Cumulative Withdrawals Total withdrawals
Cumulative Withdrawal Total Adjustments due to partial
Adjustments surrenders


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

SCHEDULE C-1

SUGGESTED DATA LAYOUT
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)


FIELD DESCRIPTION COMMENTS
--------------------------------------------------------------------------
Funding Vehicle Values:
"MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund
Fixed Account
Dollar Cost Averaging
Note: total of funding vehicles
should equal account value.
Termination Information:
Termination Date YYYYMMDD, If applicable
Reason for termination Death (D), Annuitization (A), 1035
Exchange (X), GMIB Election (I),
Other (O).
Cause of Death If applicable. Use your Cause of
Death code, and provide translation
Summary Information: For reconciliation purposes (may be
paper summary)
Total number of records Monthly aggregate information by
GMIB Design, GMAB Design, and
Pricing Cohort (if applicable)
Total of each dollar field Monthly aggregate information by
GMIB Design, GMAB Design, and
Pricing Cohort (if applicable)
Note: All values to nearest dollar


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

EXHIBIT II-1

REINSURANCE PREMIUMS

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

For policies issued with the EDB-EE Rider and for in force policies with EDB-EE
Rider elections, the reinsurance premiums set forth below shall be due in addition to the reinsurance premiums for the GMDB set forth in the underlying
Agreement.

[REDACTED]

------------

* The current reinsurance premium rate shall be in effect for a minimum of 20 years from the effective date of this reinsurance agreement. Thereafter, it may be increased based on expected experience but not beyond the stated
guaranteed maximum rates shown.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

AMENDMENT NO. 4 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999
between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective April 1, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- Schedule A, Plans of Reinsurance, is hereby revised as attached, to continue, for the period April 1, 2001 through March 31, 2002, the
[REDACTED] reinsurance Quota Share percentage of the basic benefit.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N.Vest Date: December 12, 2001
------------------------------
Name/Title Charles N.Vest,
Vice President

Attest: /s/ Daniel R. Guilbert
------------------------------
Name/Title Daniel R. Guilbert,
Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December, 2001
------------------------------
Michael W. Pado, President

By: /s/ Josee Deroy
------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
------------------------------
Julia Cornely, Assistant Vice
President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 4, Effective April 1, 2001

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Related Contracts -- For all States where approved

- 1994 contract forms with a 7 year CDSC (including State variations thereof): ILA-VA94

- 1999 contract forms with a 7 year CDSC (including State variations thereof): LA-VA99

- 1998 contract forms with no CDSC (including State variations thereof): LA-NCDSC98, LANCDSC98DW, LA-NCDSC99PS

C. GMDB Reinsured

- Basic Benefit for issue ages [LESS THAN] 81: Maximum Anniversary
Value to attained age 81, increased by premiums after age 80 and reduced by gross partial surrenders after age 80

- Basic Benefit for issue ages 80-90: Gross premium less gross partial surrenders

- Optional Enhanced Benefit for issue ages 0-75: Greater of Basic
Benefit and 5% Roll-up to attained age 81, reduced by partial surrender adjustments, subject to a cap of 200% of net considerations less partial surrender adjustments. After age 80, the Roll-up percentage is 0%.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 4, Effective April 1, 2001

AMENDMENT NO. 5 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999
between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective April 1, 1999 (or as otherwise noted in Schedule B), this Amendment is hereby attached to and becomes a part of the above-described Reinsurance
Agreement. It is mutually agreed that:

- ARTICLE XX, DURATION OF AGREEMENT, is hereby replaced by the attached Article XX, to correct the anniversary reference in the second sentence of Paragraph B, from "second" to "third." This is for consistency with the three (3) year duration of the Agreement noted in sentence one of this same Paragraph B.

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached
Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 12, 2001
----------------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: /s/ Daniel R. Guilbert
----------------------------------------
Name/Title Daniel R. Guilbert, Assistant
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December, 2001
----------------------------------------
Michael W. Pado, President

By: /s/ Josee Deroy
----------------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
----------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

ARTICLE XX

DURATION OF AGREEMENT

A. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

B. This Agreement shall be open for new business for a minimum of three (3)
years as measured from the Effective Date of this Agreement subject to a limit of thirty-billion dollars ($30,000,000,000) of total new considerations to the CEDING COMPANY divided by the quota-share percentage as described in Schedule A. Any time on or after the third anniversary of this Agreement, and upon one-hundred-eighty (180) days' written notice, or anytime on or after attainment of thirty-billion dollars ($30,000,000,000)
of total new deposits, either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. The facility may be renewed thereafter, subject to mutually accepted terms.

C. The terms of this Agreement may be altered due to the actual insolvency
(either party is in the liquidation process) of the REINSURER or the CEDING
COMPANY.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Added 5/1/00
Hartford Global Technology Added 5/1/00
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund Closed to new money 10/16/00
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Mentor VIP Perpetual International Fund Substituted by Evergreen Perpetual International Fund
on 2/1/00
Mentor VIP Capital Growth Fund Substituted by Evergreen Capital Growth Fund on 2/1/00
Mentor VIP Growth Fund Substituted by Evergreen Growth Fund on 2/1/00
Nations Balanced Assets Fund
Nations Disciplined Equity Fund Now known as Nations Aggressive Growth Fund as of
5/1/00
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed Small Cap Index Fund Now known as Nationals Small Cap Index Fund as of
5/1/00
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield Added 5/1/00
Nations International Added 5/1/00
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99

Salomon High Yield Fund Added 12/21/99
Evergreen Omega Fund Added 2/1/00


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
Evergreen Special Equity Fund Added 2/1/00
Evergreen Foundation Fund Added 2/1/00
Evergreen Perpetual International Fund Added 2/1/00
Evergreen Capital Growth Fund Added 2/1/00
Evergreen Growth Fund Added 2/1/00
First American International Portfolio Added 5/1/00
First American Large Cap Growth Portfolio Added 5/1/00
First American Technology Portfolio Added 5/1/00
Armanda Advantage Mid-Cap Growth Added 6/26/00
Armanda Advantage International Equity Fund Added 6/26/00
Armanda Advantage Equity Growth Fund Added 6/26/00
Prudential 20/20 Focus Fund Added 6/22/00
Prudential Jennison Growth Fund Added 6/22/00
Wachovia Balanced Fund II Added 11/1/00
Wachovia Equity Fund II Added 11/1/00
Wachovia Special Values Fund II Added 11/1/00
OFFIT VIF -- High Yield Fund Added 11/1/00
Kent Aggressive Growth Fund Added 1/29/01
Victory Variable Ins. Diversified Stock Fund Added 2/1/01
Victory Variable Ins. Small Co. Opportunity Fund Added 2/1/01


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

SCHEDULE B

INVESTMENT FUNDS

PUTNAM HARTFORD VARIABLE ANNUTIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Added 1/31/00
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth and Income Fund
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund Added 7/17/00
Putnam VT The George Putnam Fund of Boston
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund Added 11/1/00
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

SCHEDULE B

INVESTMENT FUNDS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American
Government Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities
Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund Closed to new money 9/7/99
Universal High Yield Fund
Universal Mid-Cap Value
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund Added 9/7/99
Universal Fixed Income Fund Added 9/7/99
Universal Active Allocation Fund Added 9/20/99
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

SCHEDULE B

INVESTMENT FUNDS

LEADERS VARIABLE ANNUITIES


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Real Estate Fund
Franklin Small Cap Fund
Franklin Templeton Strategic Income Investments Renamed Franklin Strategic Income Securities Fund eff.
Fund 5/1/00.
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund Renamed Templeton Asset Strategy Fund eff. 5/1/00.
Templeton Developing Markets Fund Renamed Templeton Developing Markets Securities Fund
eff. 5/1/00.
Templeton Global Growth Fund Renamed Templeton Growth Securities Fund eff. 5/1/00.
Templeton International Fund Renamed Templeton International Securities Fund eff.
5/1/00.
Franklin Technology Securities Fund Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MPS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS Mid-Cap Growth Fund Added 9/1/00
MFS New Discovery Fund
MFS Total Return Fund
Merrill Lynch Global Growth Focus Fund Added 11/1/99
Mercury V.I. U.S. Large Cap Fund Added 11/1/99
Prudential 20/20 Focus Fund Added 6/22/00
Prudential Jennison Growth Fund Added 6/22/00


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

MORGAN STANLEY DEAN WITTER SELECTLEADERS ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities
Fund
Morgan Stanley Dean Witter Mid-Cap Equity Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Van Kampen Strategic Stock Class II Fund
Van Kampen Enterprise Class II Fund
Universal Active International Allocation
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Fixed Income Fund
Universal Technology Fund Added 11/6/00
American Global Growth
American Global Small-Cap
American Growth
American Growth and Income
American International
Templeton Developing Markets Securities
Templeton Growth Securities
Franklin Mutual Shares
Franklin Small Cap
Franklin Strategic Income
MFS Growth and Income
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Growth Series
MFS Total Return Fund


End.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

AMENDMENT NO. 6 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999
between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE, is hereby revised as of April 1,
1999, as attached to add the Optional Death Benefit Rider forms under
Paragraph B, Related Contracts, and to more fully describe the GMDB under Paragraph C, GMDB Reinsured.

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached
Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 12, 2001
-----------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: /s/ Daniel R. Guilbert
-----------------------------------
Name/Title Daniel R. Guilbert,
Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December, 2001
-----------------------------------
Michael W. Pado, President

By: /s/ Josee Deroy
-----------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
-----------------------------------
Julia Cornely, Assistant Vice
President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Related Contracts -- For all States where approved

- 1994 contract forms with a 7 year CDSC (including State variations thereof): ILA-VA94, LA-DWVA94

- 1999 contract forms with a 7 year CDSC (including State variations thereof): LA-VA99

- 1998 contract forms with no CDSC (including State variations thereof): LA-NCDSC98, LA-NCDSC98DW, LA-NCDSC99PS

- Optional Death Benefit Rider (including State variations thereof) for form LA-VA99: LA-VA99OPTDB-00

- Optional Death Benefit Rider (including State variations thereof) for forms LA-NCDSC98, LA-NCDSC98DW, LA-NCDSC99PS: LA-NSCOPTDB99

C. GMDB Reinsured

- Basic Benefit for issue ages 0-79: Maximum Anniversary Value is the highest Contract Anniversary Value prior to the deceased's death and
81st birthday, increased by premiums and reduced by gross partial surrenders since that anniversary.

- Basic Benefit for issue ages 80-90: 100% premiums minus gross partial surrenders.

- Optional Enhanced Benefit for issue ages 0-75: Greater of the Basic
Benefit and 5% Roll-up to deceased's death or 81st birthday, reduced by partial surrender adjustments, subject to a cap of 200% of premiums less partial surrender adjustments. On or after the 81st birthday, the Roll-up amount is increased by premiums and reduced by any partial surrender adjustments.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities
Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund now Name changed 5/1/01 known as Hartford Global Advisers Fund
Hartford MidCap Fund Closed to new money 6/29/01
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Added 5/1/00
Hartford Global Technology Added 5/1/00
Hartford MidCap Value Fund
Hartford International Capital 5/1/01
Appreciation Fund
Hartford International Small Company 5/1/01
Fund
Hartford Value Fund 5/1/01
Hartford Global Financial Services Fund 5/1/01
Hartford Global Communications Fund 5/1/01
Hartford Focus Fund 5/1/01
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund Closed to new money 10/16/00
Mitchell Hutchins Tactical Allocation
Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
Amsouth Capital Growth Fund 5/1/01
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth
Fund
Mentor VIP Perpetual International Fund Substituted by Evergreen Perpetual
International Fund on 2/1/00
Mentor VIP Capital Growth Fund Substituted by Evergreen Capital Growth
Fund on 2/1/00
Mentor VIP Growth Fund Substituted by Evergreen Growth Fund on
2/1/00
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International
Opportunities Fund

Nations Capital Growth Fund
Nations Small Company Fund
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield Fund Added 5/1/00
Nations International Value Fund Added 5/1/00
AIM VI Capital Appreciation Fund


Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Merrill Lynch Large Cap Growth Focus
Fund
Huntington VA Income Equity Fund
Huntington VT Growth Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99
Evergreen Omega Fund Added 2/1/00
Evergreen Special Equity Fund Added 2/1/00
Evergreen Foundation Fund Added 2/1/00
Evergreen Perpetual International Fund Added 2/1/00
Evergreen Capital Growth Fund Added 2/1/00
Evergreen Growth Fund Added 2/1/00
First American International Portfolio Added 5/1/00
First American Large Cap Growth Added 5/1/00
Portfolio
First American Technology Portfolio Added 5/1/00
Armanda Advantage Mid-Cap Growth Added 6/26/00
Armanda Advantage International Equity Added 6/26/00
Fund
Armanda Advantage Equity Growth Fund Added 6/26/00
Prudential 20/20 Focus Fund Added 6/22/00
Prudential Jennison Growth Fund Added 6/22/00
Prudential Jennison International Growth
Fund
Prudential Value Fund
Wachovia Balanced Fund II Added 11/1/00
Wachovia Equity Fund II Added 11/1/00
Wachovia Special Values Fund II Added 11/1/00
OFFIT VIF -- High Yield Fund Added 11/1/00
Kent Aggressive Growth Fund now known as Added 1/29/01 Name changed 10/1/01
Fifth Third Quality Growth VIP Fund
Victory Variable Ins. Diversified Stock Added 2/1/01
Fund
Victory Variable Ins. Small Co, Added 2/1/01
Opportunity Fund


Continued. . . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

SCHEDULE B

INVESTMENT FUNDS

PUTNAM HARTFORD VARIABLE ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
Putnam VT American Government Income Added 1/31/00
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth and
Income Fund
Putnam VT International Growth Fund
Putnam VT International New
Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund Added 7/17/00
Putnam VT The George Putnam Fund of
Boston
Putnam VT Utilities Growth and Income
Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund Added 11/1/00
One Group Investment Trust Large Cap
Growth
One Group Investment Trust Diversified
Equity
Pegasus Money Market
One Group Investment Trust Diversified
Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

SCHEDULE B

INVESTMENT FUNDS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market
Fund
Morgan Stanley Dean Witter North
American Government Securities Fund
Morgan Stanley Dean Witter Diversified
Income Fund
Morgan Stanley Dean Witter Balanced
Growth Fund
Morgan Stanley Dean Witter Utilities
Fund
Morgan Stanley Dean Witter Dividend
Growth Fund
Morgan Stanley Dean Witter Value-Added
Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American
Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap
Growth Fund
Morgan Stanley Dean Witter Global Equity
Fund
Morgan Stanley Dean Witter Developing
Growth Fund
Morgan Stanley Dean Witter Emerging Closed to new money 9/7/99
Markets Fund
Universal High Yield Fund
Universal Mid-Cap Value
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund Added 9/7/99
Universal Fixed Income Fund Added 9/7/99
Universal Active International Added 9/20/99
Allocation Fund
Universal Technology Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small
Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities

Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities
Fund
Templeton Growth Securities Fund


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

SCHEDULE B

INVESTMENT FUNDS

LEADERS VARIABLE ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small
Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Added 7/5/01
Growth Fund
American Funds New World Fund
Franklin Real Estate Fund
Franklin Small Cap Fund
Franklin Templeton Strategic Income Renamed Franklin Strategic Income
Investments Fund Securities Fund eff. 5/1/00.
Franklin Templeton Mutual Shares
Securities Fund
Templeton Asset Allocation Fund Renamed Templeton Asset Strategy Fund
eff. 5/1/00.
Templeton Developing Markets Fund Renamed Templeton Developing Markets
Securities Fund eff. 5/1/00.
Templeton Global Growth Fund Renamed Templeton Growth Securities Fund
eff. 5/1/00.
Templeton International Fund Renamed Templeton International
Securities Fund eff. 5/1/00.
Franklin Technology Securities Fund Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Investors Growth Stock Fund
MFS Investors Trust Fund
MFS High Income Fund
MFS Mid-Cap Growth Fund Added 9/1/00
MFS New Discovery Fund
MFS Total Return Fund
Merrill Lynch Global Growth Focus Fund Added 11/1/99
Merrill Lynch Large Cap Growth Focus
Fund
Prudential 20/20 Focus Fund Added 6/22/00
Prudential Jennison Growth Fund Added 6/22/00
Prudential Jennison International Growth
Fund
Prudential Value Fund


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

MORGAN STANLEY DEAN WITTER SELECTLEADERS ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market
Fund
Morgan Stanley Dean Witter Diversified
Income Fund
Morgan Stanley Dean Witter Balanced
Growth Fund
Morgan Stanley Dean Witter Utilities
Fund
Morgan Stanley Dean Witter Dividend
Growth Fund
Morgan Stanley Dean Witter Value-Added
Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American
Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap
Equity Fund
Morgan Stanley Dean Witter Global Equity
Fund
Morgan Stanley Dean Witter Developing
Growth Fund
Van Kampen Strategic Stock Class II Fund
Van Kampen Enterprise Class II Fund
Universal Active International
Allocation
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Fixed Income Fund
Universal Technology Fund Added 11/6/00
American Global Growth
American Global Small-Cap
American Growth
American Growth and Income
American International
Templeton Developing Markets Securities
Templeton Growth Securities
Franklin Mutual Shares Securities
Franklin Small Cap
Franklin Strategic Income
MFS Investors Growth Stock Series
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Investors Trust Series
MFS Total Return Fund



End.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 6

AMENDMENT NO. 7 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999

between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A:

1. To document the Quota Share Percentages applicable through June
30, 2002 (revised from March 31, 2002). The Agreement terminates for New Business as of June 30, 2002; and

2. To expand Paragraph B, now called Related Contracts and Variable
Annuity Products Reinsured Hereunder. The Prospectus Names of the
variable annuity products reinsured hereunder are now listed; and

3. To add, effective May 1, 2002, subject to state approvals, the
Amendatory Rider as a covered form hereunder. The Amendatory Rider revises the adjustment method for partial surrender; and

4. To revise Paragraph C, GMDB Reinsured, to document that for contracts sold with the above-described Amendatory Rider, the
Maximum Anniversary Value will be calculated by using a
proportional adjustment for partial surrender instead of a
dollar-for-dollar adjustment for partial surrender.

- SCHEDULE A-1, PLANS OF REINSURANCE, ENHANCED DEATH BENEFIT-EARNINGS
ENHANCEMENT RIDER, is hereby replaced by the attached revised
Schedule A-1, to document the revisions shown for Schedule A, as they relate to Schedule A-1.

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: November 25, 2002
----------------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: /s/ Daniel R. Guilbert
----------------------------------------
Name/Title Daniel R. Guilbert, Associate
Actuary

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 29 July 2002
----------------------------------------
Michael W. Pado, President

By: /s/ Josee Deroy
----------------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
----------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Related Contracts and Variable Annuity Products Reinsured Hereunder (For all
States where approved)

1. Related Contracts

(a) 1994 contract forms with a 7 year CDSC (including State variations thereof): ILA-VA94, LA-DWVA94

(b) 1999 contract forms with a 7 year CDSC (including State variations thereof): LA-VA99

(c) 1998 contract forms with no CDSC (including State variations thereof): LA-NCDSC98, LA-NCDSC98DW, LA-NCDSC99PS

(d) Optional Death Benefit Rider (including State variations thereof)
for form LA-VA99: LA-VA99OPTDB-00

(e) Optional Death Benefit Rider (including State variations thereof)
for forms LA-NCDSC98, LA-NCDSC98DW, LA-NCDSC99PS: LA-NSCOPTDB99

(f) Amendatory Rider (including State variations thereof) for form
LA-PROPDB02 (added May 1, 2002)

2. Prospectus Names of Variable Annuity Products Reinsured

(a) Director

(b) Director Choice

(c) Director Solution

(d) Director Focus

(e) Director Preferred

(f) Director Elite

(g) Director Classic

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7


SCHEDULE A

PLANS OF REINSURANCE
(continued)

(h) First Horizon Director

(i) Wells Fargo Director

(j) Director Access

(k) Director Choice Access

(l) Putnam Hartford Capital Manager

(m) Hartford Pathmaker

(n) Putnam Hartford Asset Manager

(o) Putnam Hartford Capital Access

(p) Select Dimensions

(q) Select Dimensions Asset Manager

(r) Hartford Leaders

(s) Hartford Leaders Solution

(t) Hartford Leaders Elite

(u) Hartford Leaders Access

(v) Hartford Select Leaders

C. GMDB Reinsured

- Basic Benefit for issue ages 0-79: Maximum Anniversary Value is the highest Contract Anniversary Value prior to the deceased's death and
81st birthday, increased by premiums and reduced by gross partial surrenders since that anniversary.

- Basic Benefit for issue ages 80-90: 100% premiums minus gross partial surrenders.

- Optional Enhanced Benefit for issue ages 0-75: Greater of the Basic
Benefit and 5% Roll-up to deceased's death or 81st birthday, reduced by partial surrender adjustments, subject to a cap of 200% of premiums less partial surrender adjustments. On or after the 81st birthday, the Roll-up amount is increased by premiums and reduced by any partial surrender adjustments.

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May
1, 2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a
dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

3. The Roll up death benefit calculation remains a proportional adjustment for partial surrender.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

SCHEDULE A-1

PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

A. [REDACTED]

B. ISSUE DATES

Policies issued on or after January 29, 2001 and policies issued under this
Agreement before January 29, 2001 and still in force on January 29, 2001, that elect the EDB-EE Rider.

C. RELATED CONTRACTS AND VARIABLE ANNUITY PRODUCTS REINSURED HEREUNDER -- For
all States where approved

- Policy forms and products as shown under Schedule A, Paragraph B

- EDB-EE Rider forms (including State variations thereof):
LA-VAEDB

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7


SCHEDULE A-1

PLANS OF REINSURANCE
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

D. BENEFIT REINSURED

Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE Basic) -- For Issue
Ages 0-80

The EDB-EE Basic benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-80

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals);

- A GMDB equal to a Maximum Anniversary Value (MAV) calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis); GMDB frozen thereafter

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May
1, 2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a
dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

The Gain is defined as follows as the lesser of 1 or 2:

1. The greater of zero or the following amount:

a. the Contract Value as of the date of receipt of Due Proof of Death;
less

b. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider; plus

c. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

2. 200% of a) less b) below as follows:

a. the sum of the Contract Value on the effective date of this rider, plus premium payments received after the effective date of this rider excluding payments received within 12 months of the date of death, less

b. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

Adjustments for partial surrenders which occur after the effective date of this rider are equal to the greater of zero or the following amount:

1. the gross amount of the partial surrender; plus

2. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider and prior to the partial surrender, less

3. the Contract Value on the Valuation Day immediately preceding the date of partial surrender; less

4. the sum of Adjustments for all prior partial surrenders which have occurred after the effective date of this rider.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

SCHEDULE A-1

PLANS OF REINSURANCE
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

Enhanced Death Benefit (EDB-EE Optional) -- For Issue Ages 0-75

The EDB-EE Optional benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-75

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals)

- A GMDB equal to the greater of Maximum Anniversary Value calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis) and 5% Roll-up to the Contract Anniversary prior to the deceased's 81st birthday subject to 200% of net considerations (proportionally reduced for withdrawals); GMDB frozen thereafter

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May
1, 2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a
dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

3. The Roll up death benefit calculation remains a proportional adjustment for partial surrender.

The Gain is defined in the same manner as for the EDB-EE Basic.

E. NET AMOUNT AT RISK

[REDACTED]

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999

Amendment No. 7


SCHEDULE A-1

PLANS OF REINSURANCE
(continued)

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

F. [REDACTED]

G. ADMINISTRATION

The provisions of Article VI of the underlying Agreement shall apply except as noted herein.

Within thirty (30) days of receipt by the REINSURER of the seriatim file, described in Article VI, Paragraph A of the underlying Agreement, for the calendar month, the REINSURER shall determine the actual quota share for the month, as described in Paragraph A of this Schedule A-1. Upon calculation, if the quota share is less than the quota share set forth in the above-referenced Paragraph A, then a true-up of reinsurance premiums and/or claim amounts paid for new elections in the month will be calculated and reimbursed to the CEDING COMPANY or REINSURER accordingly. The quota share percentage that attaches to a policy as a result of this calculation will remain unchanged for the duration that reinsurance hereunder remains in force on the policy. The initial quota share calculation and true-up, if any, will cover the period January 29, 2001 through February 28, 2001.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
DIRECTOR VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund now known as Name changed 5/1/01
Hartford Global Advisers Fund

Hartford MidCap Fund Closed to new money 6/29/01
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund Added 5/1/00
Hartford Global Technology Fund Added 5/1/00
Hartford MidCap Value Fund Added 5/1/01
Hartford International Capital Appreciation Fund Added 5/1/01
Hartford International Small Company Fund Added 5/1/01
Hartford Value Fund Added 5/1/01
Hartford Global Financial Services Fund Added 5/1/01
Hartford Global Communications Fund Added 5/1/01
Hartford Focus Fund Added 5/1/01
Hartford US Government Securities Fund Added 5/1/02
Hartford Value Opportunities fund Added 5/1/02
Hartford Growth Opportunities Fund Added 5/1/02
Hartford Small Cap Growth Fund Added 5/1/02
Hartford Growth Fund Added 5/1/02


THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.


DIRECTOR CHOICE VARIABLE ANNUITY
HARTFORD CORE FUNDS
Mitchell Hutchins Growth and Income Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund
Merged into: Fund Merger 10/26/01
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund Closed to new money 10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund Name Change 5/30/01
Merged into:
Alliance Global Bond Fund Fund Merger 10/26/01
Mitchell Hutchins Tactical Allocation Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund
Name changed to: Name change 4/8/02
UBS Tactical Allocation Fund


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7


SCHEDULE B

INVESTMENT FUNDS


DIRECTOR SOLUTION VARIABLE ANNUITY
Hartford Core Funds

Merrill Lynch Global Growth Focus Fund NOW Renamed 5/1/02
KNOWN AS Merrill Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap Growth Focus Fund NOW Renamed 5/1/02
KNOWN AS Merrill Lynch Large Cap V.I. Fund
DIRECTOR FOCUS VARIABLE ANNUITY
Hartford Core Funds
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99
DIRECTOR PREFERRED VARIABLE ANNUITY
Hartford Core Funds
First American International Fund Added 5/1/00
First American Large Cap Growth Fund Added 5/1/00
First American Technology Fund Added 5/1/00
First American Mid Cap Growth Fund Added 10/15/01
First American Small Cap Growth Fund Added 10/15/01
DIRECTOR ELITE VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund Added 6/22/00
Prudential Jennison Growth Fund Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
DIRECTOR CLASSIC VARIABLE ANNUITY
Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund Added 2/1/01
Victory Variable Ins. Small Co. Opportunity Fund Added 2/1/01
FIRST HORIZON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
First Horizon Growth & Income Fund Added 9/4/01
First Horizon Capital Appreciation Fund Added 9/4/01
WELLS FARGO DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund Added 11/1/01
Wells Fargo VT Large Company Growth Fund Added 11/1/01
Wells Fargo VT International Equity Fund Added 11/1/01
Wells Fargo VT Growth Fund Added 11/1/01
Wells Fargo VT Equity Value Fund Added 11/1/01
Wells Fargo VT Equity Income Fund Added 11/1/01
Wells Fargo VT Asset Allocation Fund Added 11/1/01
Wells Fargo VT Corporate Bond Fund Added 11/1/01
Wells Fargo VT Money Market Fund Added 11/1/01
DIRECTOR ACCESS VARIABLE ANNUITY
Hartford Core Funds


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

SCHEDULE B

INVESTMENT FUNDS



DIRECTOR CHOICE ACCESS VARIABLE ANNUITY
Hartford Core Funds
Mitchell Hutchins Growth and Income Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund
Merged into: Fund Merger
10/26/01
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund Closed to new money
10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund Name Change 5/30/01
Merged into:
Alliance Global Bond Fund Fund Merger
10/26/01
Mitchell Hutchins Tactical Allocation Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7


SCHEDULE B

INVESTMENT FUNDS

THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------
PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT American Government Income Added 1/31/00
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund

Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund Added 7/17/00
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund Added 11/1/00


THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.


HARTFORD PATHMAKER VARIABLE ANNUITY
Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY
Putnam Core Funds
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99
PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY
Putnam Core Funds


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

SCHEDULE B

INVESTMENT FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------
SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED
BY SELECT LEADERS 7/24/00)
Morgan Stanley Money Market Fund
Morgan Stanley North American Government Closed to new money 9/7/99
Securities Fund
Morgan Stanley Diversified Income Fund
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund

Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWN Renamed 5/1/02
AS Capital Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund Closed to new money 9/7/99
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund Added 9/7/99
Universal Fixed Income Fund NOW KNOWN AS Added 9/7/99
Core Plus Fixed Income Fund Renamed 5/1/02
Universal Active International Allocation Fund Added 9/20/99
Universal Technology Fund
Van Kampen Strategic Stock Fund NOW KNOWN AS Renamed 5/1/02
Van Kampen LIT Growth and Income Fund
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization
Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund


Continued. . .

Hartford life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7


SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

HARTFORD SELECT LEADERS VARIABLE ANNUITY


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------
Morgan Stanley Money Market Fund
Morgan Stanley Diversified Income Fund

Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWN Renamed 5/1/02
AS Capital Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal Fixed Income Fund NOW KNOWN AS Renamed 5/1/02
Core Plus Fixed Income Fund
Universal Active International Allocation Fund
Universal Technology Fund Added 11/6/00
Van Kampen Strategic Stock Fund NOW KNOWN AS Renamed 5/1/02
Van Kampen LIT Growth and Income Fund
Van Kampen Enterprise Fund


THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.


American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth - Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO
NEW CONTRACTS 2/22/01)
Morgan Stanley Core Funds


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
HARTFORD LEADERS VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Added 7/5/01
Fund
American Funds New World Fund
Franklin Real Estate Fund Closed to new sales 5/1/02
Franklin Small Cap Fund
Franklin Templeton Strategic Income Investments Renamed 5/1/00
Fund now known as Franklin Strategic Income
Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Asset Allocation Fund now known as Renamed 5/1/00
Templeton Asset Strategy Fund. FURTHER RENAMED
TO Templeton Global Asset Allocation Fund Further Renamed and closed to new sales 5/1/02
Templeton Developing Markets Fund now known Renamed 5/1/00
as Templeton Developing Markets Securities Fund
Templeton Global Growth Fund now known as Renamed 5/1/00
Templeton Growth Securities Fund
Templeton International Fund now known as Renamed 5/1/00
Templeton International Securities Fund. FURTHER Further Renamed 5/1/02
RENAMED TO Templeton Foreign Securities Fund
Franklin Technology Securities Fund Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund Added 9/1/00
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund Added 9/20/01
AIM V.I. Basic Value Fund Added 9/20/01
AIM V.I. Blue Chip Fund Added 9/20/01
AIM V.I. Capital Appreciation Fund Added 9/20/01
AIM V.I. Dent Demographics Trends Fund Added 9/20/01
AIM V.I. Government Securities Fund Added 9/20/01
AIM V.I. International Equity Fund NOW KNOWN AS Added 9/20/01
AIM V.I. International Growth Fund Renamed 5/1/02
AIM V.I. Mid Cap Equity Fund NOW KNOWN AS Added 9/20/01
AIM V.I. Mid Cap Core Equity Fund Renamed 5/1/02
AIM V.I. Value Fund NOW KNOWN AS Added 9/20/01
AIM V.I. Premier Equity Fund Renamed 5/1/02


Continued. . .

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7


SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------
Franklin Income Securities Fund Added 5/1/02
Franklin Large Cap Growth Securities Fund Added 5/1/02
THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS
CORE FUNDS.
HARTFORD LEADERS SOLUTION VARIABLE ANNUITY
Leaders Core Funds
Merrill Lynch Global Growth Focus Fund NOW Added 11/1/99
KNOWN AS Merrill Lynch Global Growth V.I. Fund Renamed 5/1/02
Merrill Lynch Large Cap Growth Focus Fund NOW Renamed 5/1/02
KNOWN AS Merrill Lynch Large Cap V.I. Fund
HARTFORD LEADERS ELITE VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund Added 6/22/00
HARTFORD LEADERS ACCESS VARIABLE ANNUITY
Leaders Core Funds


End.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 7

AMENDMENT NO. 8 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999

between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective November 1, 2002, or as otherwise shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance
Agreement. It is mutually agreed that:

- Contracts In Force as of the effective date of this Amendment that elect the
Guaranteed Income Benefit Rider (GIB) for the six (6) month period commencing November 1, 2002 through April 30, 2003, shall continue to be reinsured hereunder at existing reinsurance terms as long as the election rate does not exceed 5% of the In Force contracts as measured by the contract value on April 30, 2003. Should the election rate exceed 5%, then the contracts that have elected the GIB will be subject to an increase in the reinsurance premium of up to 10%. At the end of the six month period, the REINSURER and the CEDING COMPANY shall mutually determine the reinsurance terms, if any, for subsequent GIB elections on a case-by-case basis for each month following. Note the REINSURER will not cover any benefit resulting from this rider; and

- ARTICLE II, COMMENCEMENT AND TERMINATION OF LIABILITY, is hereby replaced by the attached revised Article II, to add a special termination provision, as described in Paragraph A.3 of Article II, relating to contracts where the
GMDB is reduced on a dollar-for-dollar basis for partial withdrawals; and

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised
Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 27, 2002
------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: /s/ Daniel R. Guilbert
------------------------------
Name/Title Daniel R. Guilbert, Associate
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: [ILLEGIBLE]
------------------------------
Michael W. Pado, President

By: /s/ Josee Deroy
------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
------------------------------
Julia Cornely, Assistant Vice
President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8


ARTICLE II

COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the
REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either:

1. in accordance with the Duration of Agreement provisions of this
Agreement as stated in Article XX, or,

2. for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

(a) the date the owner elects to annuitize

(b) surrender or termination of the contract

(c) the death of the owner or annuitant where such death triggers the payment of a death benefit

(d) attainment of the annuity commencement date (as described in the contract forms shown in Schedule A)

3. for individual contracts that elect the GIB, the first day of the month following a withdrawal that causes the Account Value of the contract to fall below four thousand dollars ($4,000). Once
reinsurance coverage ends for a specific contract, it cannot be reinstated under this Agreement. This Paragraph A.3 applies only to contracts for which the GMDB is reduced dollar-for-dollar for withdrawals.

B. The REINSURER shall be liable to reimburse claims only on those deaths where the date of death is on or after April 1, 1999, in accordance with Article VII.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
DIRECTOR VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund

Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund NOW KNOWN AS Name changed 5/1/01
Hartford Global Advisers Fund
Hartford MidCap Fund Closed to new money 6/29/01
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund Added 5/1/00
Hartford Global Technology Fund Added 5/1/00
Hartford MidCap Value Fund Added 5/1/01
Hartford International Capital Appreciation Fund Added 5/1/01
Hartford International Small Company Fund Added 5/1/01
Hartford Value Fund Added 5/1/01
Hartford Global Financial Services Fund Added 5/1/01
Hartford Global Communications Fund Added 5/1/01
Hartford Focus Fund Added 5/1/01
Hartford US Government Securities Fund Added 5/1/02
Hartford Value Opportunities Fund Added 5/1/02
Hartford Growth Opportunities Fund Added 5/1/02
Hartford Small Cap Growth Fund Added 5/1/02
Hartford Growth Fund Added 5/1/02
THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD
CORE FUNDS.
DIRECTOR CHOICE VARIABLE ANNUITY
Hartford Core Funds
Mitchell Hutchins Growth and Income Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund
Merged into: Fund Merger 10/26/01
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund Closed to new money 10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund Name Change 5/30/01
Merged into:
Alliance Global Bond Fund Fund Merger 10/26/01
Mitchell Hutchins Tactical Allocation Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund
Name changed to: Name change 4/8/02
UBS Tactical Allocation Fund


Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8


SCHEDULE B

INVESTMENT FUNDS


FUNDS STATUS CHANGES

----------------------------------------------------------------------------------------------------------------
DIRECTOR SOLUTION VARIABLE ANNUITY
Hartford Core Funds
Merrill Lynch Global Growth Focus Fund NOW Renamed 5/1/02
KNOWN AS Merrill Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap Growth Focus Fund NOW Renamed 5/1/02
KNOWN AS Merrill Lynch Large Cap V.I. Fund
DIRECTOR FOCUS VARIABLE ANNUITY
Hartford Core Funds
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99
DIRECTOR PREFERRED VARIABLE ANNUITY
Hartford Core Funds
First American International Fund Added 5/1/00
First American Large Cap Growth Fund Added 5/1/00
First American Technology Fund Added 5/1/00
First American Mid Cap Growth Fund Added 10/15/01
First American Small Cap Growth Fund Added 10/15/01
DIRECTOR ELITE VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund Added 6/22/00
Prudential Jennison Growth Fund Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
DIRECTOR CLASSIC VARIABLE ANNUITY
Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund Added 2/1/01
Victory Variable Ins. Small Co. Opportunity Fund Added 2/1/01
FIRST HORIZON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
First Horizon Growth & Income Fund Added 9/4/01
First Horizon Capital Appreciation Fund Added 9/4/01
WELLS FARGO DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund Added 11/1/01
Wells Fargo VT Large Company Growth Fund Added 11/1/01
Wells Fargo VT International Equity Fund Added 11/1/01
Wells Fargo VT Growth Fund Added 11/1/01
Wells Fargo VT Equity Value Fund Added 11/1/01
Wells Fargo VT Equity Income Fund Added 11/1/01
Wells Fargo VT Asset Allocation Fund Added 11/1/01
Wells Fargo VT Corporate Bond Fund Added 11/1/01
Wells Fargo VT Money Market Fund Added 11/1/01
DIRECTOR ACCESS VARIABLE ANNUITY
Hartford Core Funds


Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8

SCHEDULE B

INVESTMENT FUNDS


FUNDS STATUS CHANGES
-----------------------------------------------------------------------------------------------------------------
DIRECTOR CHOICE ACCESS VARIABLE ANNUITY
Hartford Core Funds
Mitchell Hutchins Growth and Income Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund
Merged into: Fund Merger 10/26/01
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund Closed to new money 10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund Name Change 5/30/01
Merged into:
Alliance Global Bond Fund Fund Merger 10/26/01
Mitchell Hutchins Tactical Allocation Fund Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund


Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8


SCHEDULE B

INVESTMENT FUNDS

THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT American Government Income Added 1/31/00
Putnam VT Asia Pacific Growth Fund MERGED INTO Merged 10/11/02
Putnam VT International Growth Fund
Putnam VT Capital Appreciation Fund Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund NOW KNOWN AS Renamed 10/11/02
Putnam VT Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund

Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund MERGED INTO Putnam Added 7/17/00
VT Voyager Fund II Merged 10/11/02
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund Added 11/1/00
THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE
FUNDS.
HARTFORD PATHMAKER VARIABLE ANNUITY
Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY
Putnam Core Funds
Salomon Capital Fund Added 12/21/99
Salomon Investors Fund Added 12/21/99
Salomon Total Return Fund Added 12/21/99
Salomon High Yield Fund Added 12/21/99
PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY
Putnam Core Funds


Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8

SCHEDULE B

INVESTMENT FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT
LEADERS 7/24/00)
Morgan Stanley Money Market Fund
Morgan Stanley North American Government Closed to new money 9/7/99
Securities Fund
Morgan Stanley Diversified Income Fund
Morgan Stanley Balanced Growth Fund

Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWN Renamed 5/1/02
AS Capital Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund Closed to new money 9/7/99
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund Added 9/7/99
Universal Fixed Income Fund NOW KNOWN AS Added 9/7/99
Core Plus Fixed Income Fund Renamed 5/1/02
Universal Active International Allocation Fund Added 9/20/99
Universal Technology Fund
Van Kampen Strategic Stock Fund NOW KNOWN AS Renamed 5/1/02
Van Kampen LIT Growth and Income Fund
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund


Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8


SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

HARTFORD SELECT LEADERS VARIABLE ANNUITY


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Money Market Fund

Morgan Stanley Diversified Income Fund
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWN Renamed 5/1/02
AS Capital Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal Fixed Income Fund NOW KNOWN AS Renamed 5/1/02
Core Plus Fixed Income Fund
Universal Active International Allocation Fund
Universal Technology Fund Added 11/6/00
Van Kampen Strategic Stock Fund NOW KNOWN AS Renamed 5/1/02
Van Kampen LIT Growth and Income Fund
Van Kampen Enterprise Fund
THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY
CORE FUNDS.
American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY
(CLOSED TO NEW CONTRACTS 2/22/01)
Morgan Stanley Core Funds


Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES



FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
HARTFORD LEADERS VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund Added 7/5/01
American Funds New World Fund
Franklin Real Estate Fund Closed to new sales 5/1/02
Franklin Small Cap Fund
Franklin Templeton Strategic Income Investments Renamed 5/1/00
Fund NOW KNOWN AS Franklin Strategic Income
Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Asset Allocation Fund NOW KNOWN AS Renamed 5/1/00
Templeton Asset Strategy Fund. FURTHER RENAMED
TO Templeton Global Asset Allocation Fund Further Renamed and closed to new sales 5/1/02
Templeton Developing Markets Fund NOW KNOWN AS Renamed 5/1/00
Templeton Developing Markets Securities Fund
Templeton Global Growth Fund NOW KNOWN AS Renamed 5/1/00
Templeton Growth Securities Fund
Templeton International Fund NOW KNOWN AS Renamed 5/1/00
Templeton International Securities Fund. FURTHER Further Renamed 5/1/02
RENAMED TO Templeton Foreign Securities Fund
Franklin Technology Securities Fund Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund Added 9/1/00
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund Added 9/20/01
AIM V.I. Basic Value Fund Added 9/20/01
AIM V.I. Blue Chip Fund Added 9/20/01
AIM V.I. Capital Appreciation Fund Added 9/20/01
AIM V.I. Dent Demographics Trends Fund Added 9/20/01
AIM V.I. Government Securities Fund Added 9/20/01
AIM V.I. International Equity Fund NOW KNOWN AS Added 9/20/01
AIM V.I. International Growth Fund Renamed 5/1/02
AIM V.I. Mid Cap Equity Fund NOW KNOWN AS Added 9/20/01
AIM V.I. Mid Cap Core Equity Fund Renamed 5/1/02
AIM V.I. Value Fund NOW KNOWN AS Added 9/20/01
AIM V.I. Premier Equity Fund Renamed 5/1/02


Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8


SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund Added 5/1/02
Franklin Large Cap Growth Securities Fund Added 5/1/02
THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE
FUNDS.
HARTFORD LEADERS SOLUTION VARIABLE ANNUITY
Leaders Core Funds
Merrill Lynch Global Growth Focus Fund NOW Added 11/1/99
KNOWN AS Merrill Lynch Global Growth V.I. Fund Renamed 5/1/02
Merrill Lynch Large Cap Growth Focus Fund NOW Renamed 5/1/02
KNOWN AS Merrill Lynch Large Cap V.I. Fund
HARTFORD LEADERS ELITE VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund Added 6/22/00
HARTFORD LEADERS ACCESS VARIABLE ANNUITY
Leaders Core Funds


End.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 8

[LOGO]
HARTFORD LIFE

GUARANTEED INCOME BENEFIT RIDER

The term "Contract" as used in this rider applies to either a contract or a certificate. The term "Contract Owner" as used in this rider applies to a contract owner, certificate owner or certificate participant, as the case may
be.

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. This rider cannot be terminated either by You or Us prior to the Annuity Commencement
Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

When elected on the Contract Issue Date, this rider provides a guaranteed income benefit that gives You the right to make periodic surrenders that total an amount equal to Your premium payments. This guarantee will remain in effect if periodic surrenders do not exceed an amount equal to 7% of premium payments each
Contract Year. If the Contract Owner chooses to surrender an amount more than 7%
in a Contract Year, then the guarantee may be reduced to an amount less than premium payments in accordance with the provisions of this rider.

When this rider is elected after the Contract Issue Date, the guaranteed income benefit will be based on the amount of the Contract Value on the effective date of the rider plus premium payments made subsequent to the effective date of this rider. Accordingly, for purposes of this rider, the Contract Value plus premium payments made subsequent to the effective date of this rider will be treated in the same manner as premium payments when this rider is effective on the Contract
Issue Date.

There is an additional charge for this guaranteed income benefit.

If your Contract Value increases, You have the right to "step-up" the guaranteed benefit to the current Contract Value at certain intervals. We may modify the charge for this rider if You elect to step-up.

At any point in time, the total guaranteed amount available for future periodic surrenders is called the Guaranteed Remaining Balance (GRB). The surrender amount that the Contract Owner has the right to make each Contract Year until the GRB is depleted is called the Guaranteed Annual Withdrawal Benefit (GAWB).
However, at any time You may surrender an amount up to Your Contract Value.

GUARANTEED REMAINING BALANCE (GRB)

Your GRB is determined at the following times and is subject to a maximum GRB of
$5,000,000:

At Rider Effective Date

If this rider is effective on the Contract Issue Date, then the GRB equals the premium payments. If this rider is effective after the Contract Issue Date, then the GRB equals 100% of the Contract Value on the rider effective date.

When a subsequent premium payment is made

Upon each subsequent premium payment, the GRB is recalculated to equal the sum of the GRB immediately prior to receipt of the subsequent premium payment, plus
100% of the subsequent premium payment. The Company reserves the right to restrict subsequent premium payments.

1


When a partial surrender is made

Whenever a partial surrender is made, the GRB will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial surrenders since the later of (1) the most recent
Contract Anniversary, or (2) the Valuation Day that the Guaranteed Annual
Withdrawal Benefit (GAWB) was last established (excluding establishments for subsequent premium payments), are equal to or less than the GAWB, the GRB becomes the GRB immediately prior to the partial surrender, less the amount of partial surrender.

B. If the total partial surrenders as determined in (A) above exceed the GAWB, the GRB will have an automatic reset to the greater of zero or the lesser of (i)
or (ii) as follows:

(i) the Contract Value immediately following the partial surrender; or

(ii) the GRB immediately prior to the partial surrender, less the amount of partial surrender.

For purposes of this rider, the term "partial surrender" is a gross amount and will include any Contingent Deferred Sales Charges.

GUARANTEED ANNUAL WITHDRAWAL BENEFIT (GAWB)

Your GAWB is established at the following times:

At Rider Effective Date

7% of the GRB.

When a subsequent premium payment is made

Upon each subsequent premium payment, the GAWB is recalculated to equal the sum of 7% of the subsequent premium payment plus the GAWB immediately prior to the subsequent premium payment.

When a partial surrender is made that causes an automatic reset of the GRB (as determined in (B) above)

The new GAWB will be the lesser of (C), (D), or (E) as follows:

C. the GAWB immediately prior to the partial surrender; or

D. the greater of 7% of the reset GRB or 7% of the Contract Value immediately following the partial surrender; or

E. the reset GRB.

When a partial surrender is made that reduces the GRB to an amount less than the
GAWB

Whenever a partial surrender is made that reduces the GRB to an amount less than the GAWB, the GAWB is reduced to equal the GRB.

ELECTIVE STEP-UP OF THE GRB AND GAWB

At the times determined below, the Contract Owner may elect to Step-up the GRB and, if applicable, the GAWB as follows:

GRB Step-up

Beginning with the 5th anniversary date of the effective date of this rider, the
Contract Owner has the option to increase the GRB to an amount equal to 100% of the current Contract Value (herein referred to as Step-up). Once a Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of the latest Step-up date.

If the surviving spouse becomes the Contract Owner under the contract's Spouse
Beneficiary provision, the next Step-up may be elected at anytime thereafter.

This is allowed regardless if it occurs before the 5th anniversary date of the effective date of this rider or if the latest Step-up occurred within the last five years. Once this Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of this Step-up.

In the future, We may allow You to Step-up Your GRB only on a Contract
Anniversary.

GAWB Step-up

The GAWB Step-up is equal to the greater of (H) or (I) as follows:

H. the GAWB immediately prior to the Step-up; or

I. 7% of the Contract Value on the Step-up date.

2

CONTRACT VALUE REDUCES TO ZERO

If the Contract Value reduces to zero on a particular Valuation Day as a result of a partial surrender and on such Valuation Day the GRB remains greater than zero, the following will occur:

J. The GRB will be paid to You on a periodic basis elected by You. The frequencies will be among those offered by Us at that time but will be no less frequently than annually.

K. The total annual payment amount will equal the GAWB.

L. We will no longer accept subsequent premium payments.

GUARANTEED INCOME BENEFIT ANNUITY OPTION

In addition to the Annuity options available under the contract, the following annuity option may be elected by You under this rider:

Fixed Payout -- Under this option, You are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the
GRB by the GAWB. The total annual amount payable under this option will equal the GAWB but will not exceed the current GRB. This annualized amount will be paid over the determined number of years in the frequency that You elect. The frequencies will be among those offered by Us at that time but will be no less frequently than annually. If, at the death of the Annuitant, payments have been made for less than the stated number of years, the remaining payments will be made to the Beneficiary.

This option may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended.
For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

This annuity option may be elected as a settlement option by the Beneficiary of a contract. Whenever multiple Beneficiaries are designated under the contract,

each such Beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated Beneficiary percentage.
Beneficiaries of nonqualified contracts may elect this settlement option subject to the Distribution Requirements section of the contract.

RIDER CHARGE

The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

M. the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that fund); divided by

N. the net asset value per share of the corresponding fund at the beginning of the valuation period; minus

O. the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus

P. the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider per annum of the daily value of the Sub-Accounts is
[0.75%], subject to a guaranteed maximum charge of [0.75%]. The rider charge may change if You elect to Step-up the GRB. However, the rider charge will never exceed the lesser of the maximum charge or the charge currently offered for this same benefit under newly issued riders. If the GRB is never Stepped-up by the
Contract Owner, the charge established on the effective date of this rider will never change. The rider charge will be discontinued once an Annuity option available under the contract becomes effective.

Signed for HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

/s/ Christine Hayer Repasy /s/ Thomas M. Marra
--------------------------------- -----------------------------------
Christine Hayer Repasy, SECRETARY Thomas M. Marra, PRESIDENT

3

AMENDMENT NO. 9 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999
between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised
Schedule B, to describe various fund changes and additions as of the dates shown.

2. With respect to contract elections of the GIB Rider (also known as

"Principal First") attached to Amendment 8 of this Agreement:

(a) For the period commencing November 1, 2002 through April 30, 2003, contract elections of the GIB Rider have not exceeded 5% of the In
Force contracts according to the measurement criteria described in
Amendment 8;

(b) As a result, the reinsurance premiums shall not be subject to increase at this time;

(c) The election rate for the GIB Rider shall continue to be monitored through December 31, 2003;

(d) Should the overall election rate exceed 5% of the In Force contracts as measured by the contract value on December 31, 2003, then the contracts that have elected the GIB will be subject to an increase in the reinsurance premium of up to 10%;

(e) Should the overall election rate on December 31, 2003 not exceed 5%
of the In Force contracts as measured by the contract value on
December 31, 2003, then the election rate for the GIB Rider shall continue to be monitored semi-annually thereafter until the GIB In
Force election program ends. At such time that the overall election rate exceeds 5% of the In Force contracts as measured by the contract value at the time of the semi-annual review, then the contracts that have elected the GIB will be subject to an increase in the reinsurance premium of up to 10%;

(f) For monitoring purposes, the CEDING COMPANY shall indicate by code on the seriatim data file (Schedule C) such contracts that elect the
GIB Rider;

(g) As stated in Amendment 8, the REINSURER does not cover any benefit resulting from the GIB Rider.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9


This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: June 11, 2003
-----------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: Michael J. Grandpre
-----------------------------------
Name/Title Michael J. Grandpre,
Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael S. Sakoulas Date: 4 June, 2003
-----------------------------------
Michael S. Sakoulas, Senior Vice
President

By: /s/ Josee Deroy
-----------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
-----------------------------------
Julia Cornely, Assistant Vice
President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford
International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hartford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)

THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY
Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Tactical Allocation Fund

DIRECTOR SOLUTION VARIABLE ANNUITY

Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill
Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch
Large Cap Growth Focus Fund)

DIRECTOR FOCUS VARIABLE ANNUITY

Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED
12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

Continued...

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9


SCHEDULE B

INVESTMENT FUNDS

DIRECTOR PREFERRED VARIABLE ANNUITY

Hartford Core Funds
First American International Fund (ADDED 5/1/00)
First American Large Cap Growth Fund (ADDED 5/1/00)
First American Technology Fund (ADDED 5/1/00)
First American Mid Cap Growth Fund (ADDED 10/15/01)
First American Small Cap Growth Fund (ADDED 10/15/01)

DIRECTOR ELITE VARIABLE ANNUITY

Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund

DIRECTOR CLASSIC VARIABLE ANNUITY

Hartford Core Funds

Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins. Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
First Horizon Growth & Income Fund (ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

WELLS FARGO DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03; FORMERLY Wells Fargo
VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY

Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6123103: FORMERLY
Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Tactical Allocation Fund

SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS

Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic Income Fund. Effective 10/26/01, this fund was merged into Alliance Global Bond Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust Tactical Allocation Fund. Effective 4/8/02, this fund was merged into UBS Tactical Allocation Fund.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9

SCHEDULE B

INVESTMENT FUNDS

THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT American Government Income (ADDED 1/31/00)
Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02, FORMERLY, Putnam VT Global Growth
Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund (ADDED 1/31/00)
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT
International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT Voyager
II Fund, ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY

Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY

Putnam Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED
12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY

Putnam Core Funds

SECTION OF HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT Asia Pacific Growth Fund MERGED 10/11/02 INTO Putnam VT International
Growth Fund
Putnam VT Technology Fund ADDED 7/17/00, THEN MERGED 10/11/02 INTO Putnam VT
Voyager Fund II

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9


SCHEDULE B

INVESTMENT FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY SERIES
FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS 7/24/00)

Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities Fund (CLOSED TO NEW MONEY
9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan
Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan
Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal
Fixed Income Fund, ADDED 9/7/99)
Universal Active International Allocation Fund (ADDED 9/20/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen
Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund

MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

Continued...

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9

SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

HARTFORD SELECT LEADERS VARIABLE ANNUITY
FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan
Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap
Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U.S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal
Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed
Income Fund)
Universal Active International Allocation Fund
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen
Strategic Stock Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)

Morgan Stanley Core Funds

Continued...

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9


SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Global
Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund

MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I.
International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid
Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Value Fund
ADDED 9/20/01)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

HARTFORD LEADERS SOLUTION VARIABLE ANNUITY

Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill
Lynch Global Growth Focus Fund ADDED 11/1/99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch
Large Cap Growth Focus Fund)

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

HARTFORD LEADERS ELITE VARIABLE ANNUITY

Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00

HARTFORD LEADERS ACCESS VARIABLE ANNUITY

Leaders Core Funds

SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy
Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO
NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International
Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund.
Franklin Technology Securities Fund, ADDED 9/11/00; MERGED INTO Franklin Small
Cap Fund 5/1/03.

End.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 9

AMENDMENT NO. 10 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised
Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: October 14, 2003
-------------------------------------------
Name/Title Charles N. Vest, Vice President

Attest: /s/ Michael J. Grandpre
-------------------------------------------
Name/Title Michael J. Grandpre, Assistant
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael S. Sakoulas Date: 26 Sept. 2003

-------------------------------------------
Michael S. Sakoulas, Senior Vice President

By: /s/ Betsy A. Barnes
-------------------------------------------
Betsy A. Barnes, Assistant Vice President

Attest: /s/ Julia Cornely
-------------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10


SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hanford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford
International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Disciplined Equity Fund (NAME CHANGED 11/3/03; FORMERLY Hartford Growth
and Income Fund)
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hartford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hanford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)
Hartford Equity Income Fund (ADDED 11/3/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY
Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY
Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Tactical Allocation Fund

DIRECTOR SOLUTION VARIABLE ANNUITY
Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill
Lynch Global Growth Focus Fund) Merrill Lynch Large Cap V.I. Fund (NAME CHANGED
5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

DIRECTOR FOCUS VARIABLE ANNUITY
Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED
12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10

SCHEDULE B

INVESTMENT FUNDS

DIRECTOR PREFERRED VARIABLE ANNUITY
Hartford Core Funds
First American International Fund (ADDED 5/1/00)
First American Large Cap Growth Fund (ADDED 5/1/00)
First American Technology Fund (ADDED 5/1/00)
First American Mid Cap Growth Fund (ADDED 10/15/01)
First American Small Cap Growth Fund (ADDED 10/15/01)

DIRECTOR ELITE VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund

DIRECTOR CLASSIC VARIABLE ANNUITY
Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins. Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
First Horizon Growth & Income Fund (ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

WELLS FARGO DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03; FORMERLY Wells Fargo
VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY
Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY
Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY
Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Tactical Allocation Fund

SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS
Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust
Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance
Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic
Income Fund, Effective 10/26/01, this fund was merged into Alliance Global Bond
Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust
Tactical Allocation Fund. Effective 4/8/02, this fund was merged into UBS
Tactical Allocation Fund.

Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10


SCHEDULE B

INVESTMENT FUNDS

THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT American Government Income (ADDED 1/31/00)
Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston

Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02, FORMERLY, Putnam VT Global Growth
Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund (ADDED 1/31/00)
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT
International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT Voyager
II Fund, ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY
Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

PUTNAM HARTFORD ASSET-MANAGER VARIABLE ANNUITY
Putnam Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED
12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY
Putnam Core Funds

SECTION OF HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT Asia Pacific Growth Fund MERGED 10/11/02 INTO Putnam VT International
Growth Fund
Putnam VT Technology Fund ADDED 7/17/00, THEN MERGED 10/11/02 INTO Putnam VT
Voyager Fund II

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10

SCHEDULE B

INVESTMENT FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY SERIES
FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS 7/24/00)
Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities Fund (CLOSED TO NEW MONEY
9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan
Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan
Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal
Fixed Income Fund, ADDED 9/7/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen
Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SECTION OF HISTORICAL CHANGES

SELECT DIMENSIONS VARIABLE ANNUITY
Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan
Stanley Money Market Fund; ADDED 9/20/99)

Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10


SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

HARTFORD SELECT LEADERS VARIABLE ANNUITY
FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan
Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap
Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U. S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal
Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed
Income Fund)
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1102; FORMERLY Van Kampen
Strategic Stock Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund

Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)
Morgan Stanley Core Funds

SECTION OF HISTORICAL CHANGES

SELECT LEADERS VARIABLE ANNUITY
Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan
Stanley Money Market Fund)

Continued...

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Global
Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund

AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I.
International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid
Cap Equity Fund ADDED9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Value Fund
ADDED 9/20/01)
AIM V.I. Small Cap Equity Fund (ADDED 11/3/03)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

Continued...

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10


SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS SOLUTION VARIABLE ANNUITY
Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill
Lynch Global Growth Focus Fund ADDED 11/1/99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch
Large Cap Growth Focus Fund)

HARTFORD LEADERS ELITE VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00)

HARTFORD LEADERS ACCESS VARIABLE ANNUITY
Leaders Core Funds

SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY
Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy
Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO
NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International
Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund.
Franklin Technology Securities Fund, ADDED 9/1/00; MERGED INTO Franklin Small

Cap Fund 5/1/03.

End.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 10

AMENDMENT NO. 11 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised
Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: November 20 2003
------------------------------------------
Name/Title Charles N. Vest, Vice President

Attest: /s/ Michael J. Grandpre
------------------------------------------
Name/Title Michael J. Grandpre, Assistant
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael S. Sakoulas Date: 5 November 2003
------------------------------------------
Michael S. Sakoulas, Senior Vice President

By: /s/ Betsy A. Barnes
------------------------------------------
Betsy A. Barnes, Assistant Vice President

Attest: /s/ Julia Cornely
------------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford
International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Disciplined Equity Fund (NAME CHANGED 11/3/03: FORMERLY Hartford Growth
and Income Fund)
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hartford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)
Hartford Equity Income Fund (ADDED 11/3/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY
Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY
Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Tactical Allocation Fund

DIRECTOR SOLUTION VARIABLE ANNUITY
Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill

Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch
Large Cap Growth Focus Fund)

DIRECTOR FOCUS VARIABLE ANNUITY
Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, added
12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11


SCHEDULE B

INVESTMENT FUNDS

DIRECTOR PREFERRED VARIABLE ANNUITY
Hartford Core Funds

DIRECTOR ELITE VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund

DIRECTOR CLASSIC VARIABLE ANNUITY
Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins. Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
First Horizon Growth & Income Fund (ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

WELLS FARGO DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03; FORMERLY Wells Fargo
VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY
Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY
Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY
Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Tactical Allocation Fund

SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS
Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic Income Fund. Effective 10/26/01, this fund was merged into Alliance Global Bond Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust Tactical Allocation Fund. Effective 4/8/02, this fund was merged into UBS Tactical Allocation Fund.

DIRECTOR PREFERRED VARIABLE ANNUITY
First American International Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Large Cap Growth Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Technology Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Mid Cap Growth Fund (ADDED 10/15/01; CLOSED TO NEW MONEY 12/4/03)
First American Small Cap Growth Fund (ADDED 10/15/01; CLOSED TO NEW MONEY
12/4/03)

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11

SCHEDULE B

INVESTMENT FUNDS

THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT American Government Income (ADDED 1/31/00)
Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02, FORMERLY, Putnam VT Global Growth
Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund (ADDED 1/31/00)
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT
International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund

Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT Voyager
II Fund, ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY
Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY
Putnam Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED
12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY
Putnam Core Funds
SECTION OF HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT Asia Pacific Growth Fund MERGED 10/11/02 INTO Putnam VT International
Growth Fund
Putnam VT Technology Fund ADDED 7/17/00, THEN MERGED 10/11/02 INTO Putnam VT
Voyager Fund II

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11


SCHEDULE B

INVESTMENT FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY SERIES
FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS 7/24/00)
Morgan Stanley Money Market Fund

Morgan Stanley North American Government Securities Fund (CLOSED TO NEW MONEY
9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan
Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan
Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal
Fixed Income Fund, ADDED 9/7/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen
Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SECTION OF HISTORICAL CHANGES

SELECT DIMENSIONS VARIABLE ANNUITY
Universal Active International Allocation Fund (MERGED 1/13/03 INTO Morgan
Stanley Money Market Fund; ADDED 9/20/99)

Continued....

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11

SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

HARTFORD SELECT LEADERS VARIABLE ANNUITY
FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan
Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap
Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U. S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal
Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed
Income Fund)
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen
Strategic Stock Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth - Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)
Morgan Stanley Core Funds

SECTION OF HISTORICAL CHANGES

SELECT LEADERS VARIABLE ANNUITY
Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan

Stanley Money Market Fund)

Continued...

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11


SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Global
Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I.
International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid
Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Value Fund
ADDED 9/20/01)

AIM V.I. Small Cap Equity Fund (ADDED 11/3/03)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

Continued...

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11


SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS SOLUTION VARIABLE ANNUITY
Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill
Lynch Global Growth Focus Fund ADDED 11/1/99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch
Large Cap Growth Focus Fund)

HARTFORD LEADERS ELITE VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00)

HARTFORD LEADERS ACCESS VARIABLE ANNUITY
Leaders Core Funds
SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY
Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy
Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO
NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International
Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund.
Franklin Technology Securities Fund, ADDED 9/1/00; MERGED INTO Franklin Small
Cap Fund 5/1/03.

End.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 11

AMENDMENT NO. 12 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 99010, DATED APRIL 1, 1999

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised
Schedule B, to describe various fund changes and additions as of the dates shown.

2. Effective May 3, 2004, the following special provisions shall apply with respect to current and future reinsured contracts hereunder with any or all fund allocations in the VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO (hereafter, the
"Fund Contracts" and the "Fund"):

a. Reinsurance premiums for the Fund Contracts may change, under the provisions of Article XV, when the following two conditions are triggered:

i. the level of annual expenses associated with the Fund exceeds 1.8%
(currently at 1.26%); and

ii. the level of total account values allocated to the Fund for all contracts covered hereunder by this Reinsurance Agreement exceeds
1.5% of total aggregate account values in all funds for all
contracts covered hereunder by this Reinsurance Agreement.

b. Should the above-described conditions be triggered at any time during the
Duration of Agreement, as defined in Article XX of the Agreement, the REINSURER shall have the right, under Article XV of the Agreement, to modify the reinsurance premiums applicable to the Fund Contracts only by up to 10%.

c. The REINSURER shall provide the CEDING COMPANY with notice of its intent to modify the reinsurance premiums applicable to the Fund Contracts within thirty
(30) days after the REINSURER has been made aware that the triggers defined in
2.a., above, have been met.

d. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER but must communicate its intent within thirty
(30) days of receipt of the revised reinsurance terms from the REINSURER.

e. If the CEDING COMPANY disapproves of the changes proposed by the REINSURER, and both parties are not able to reach a mutually satisfactory agreement on revised reinsurance terms, then notwithstanding Article IX, the following options shall become available to the CEDING COMPANY:

i. If the total inforce account value of all assets in the Fund
Contracts affects not more than 5% of the total inforce account value hereunder as measured on the effective date of the revised reinsurance terms, the CEDING COMPANY shall have the right of immediate termination of this Agreement as it pertains to the Fund
Contracts only. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate the reinsurance and recapture the Fund Contracts. The date of termination and recapture shall be the date that the revised reinsurance terms would have become effective. The termination and recapture shall also apply as reinsured contracts allocate assets to the Fund after the initial date of termination and recapture. As of the date of termination and recapture of such contracts, no future payments, including
reinsurance premiums, reinsurance claim payments or termination

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 12


or recapture charges, shall be due between the parties with respect to the Fund Contracts. The CEDING COMPANY's termination and
recapture rights as described in this Paragraph 2.e.i., shall expire if and when the CEDING COMPANY accepts the REINSURER's proposed changes for the Fund Contracts.

ii. If the total inforce account value of all assets in the Fund
Contracts affects more than 5% of the total inforce account value hereunder as measured on the effective date of the revised
reinsurance terms, then the CEDING COMPANY may only exercise the termination and recapture rights with respect to the Fund Contracts as described in Paragraph 2.e.i., above, subject to terms mutually agreed upon by both parties.

iii. As an alternative, should the CEDING COMPANY not wish to exercise its right of termination and recapture of the Fund Contracts as described above, the CEDING COMPANY may elect to eliminate the availability of the Fund to contractholders reinsured hereunder.
Such elimination shall occur within one hundred eighty (180) days of the effective date of the proposed changes, thus removing the cause for modification to the reinsurance terms.

f. The CEDING COMPANY agrees to amend its monthly reporting hereafter such that both parties are able to monitor the account value allocated to the Fund and to inform the REINSURER when the two conditions in item 2.a. above are triggered.

g. The above paragraphs notwithstanding, neither party, acting unreasonably, will withhold agreement to revised reinsurance terms for the sole purpose of terminating this Agreement for Fund Contracts.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: July 19, 2004
---------------------------------------------
Name/Title Charles N. Vest, Vice President

Attest: /s/ Michael Grandpre
---------------------------------------------
Name/Title Michael Grandpre, Associate
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael S. Sakoulas Date: 9 July 2004
---------------------------------------------
Michael S. Sakoulas, Senior Vice President

By: /s/ Betsy A. Barnes
---------------------------------------------
Betsy A. Barnes, Assistant Vice President

Attest: /s/ Julia Cornely
---------------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 12

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford
International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Disciplined Equity Fund (NAME CHANGED 11/3/03; FORMERLY Hartford Growth
and Income Fund)
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hartford MidCap Value Fund (ADDED 5/1/00)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund(ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund(ADDED 5/1/02)
Hartford Equity Income Fund (ADDED 1/13/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY
Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY
Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Series Trust -- U.S Allocation Portfolio (NAME CHANGED 5/3/04; FORMERLY UBS
Tactical Allocation Fund)

DIRECTOR SOLUTION VARIABLE ANNUITY
Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill
Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch
Large Cap Growth Focus Fund)

DIRECTOR FOCUS VARIABLE ANNUITY
Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5//1/03; FORMERLY Salomon Capital Fund, ADDED
12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 12

1


SCHEDULE B

INVESTMENT FUNDS

DIRECTOR PREFERRED VARIABLE ANNUITY
Hartford Core Funds
First American International Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Large Cap Growth Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Technology Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Mid Cap Growth Fund (ADDED10/15/01; CLOSED TO NEW MONEY 12/4/03)
First American Small Cap Growth Fund (ADDED 10/15/01; CLOSED TO NEW
MONEY12/4/03)

DIRECTOR ELITE VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential William Blair International Growth Portfolio (NAME CHANGED 5/3/04;
FORMERLY Prudential Jennison International Growth Fund)
Prudential Value Fund

DIRECTOR CLASSIC VARIABLE ANNUITY
Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins. Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
First Horizon Core Equity Portfolio (NAME CHANGED 5/3/04; FORMERLY First Horizon
Growth & Income Fund, ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

WELLS FARGO DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAMECHANGED 5/1/03; FORMERLY Wells Fargo
VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY
Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY
Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY
Alliance Growth and Income Fund)
AIlianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance
Global Bond Fund)
UBS Series Trust -- U.S. Allocation Portfolio (NAME CHANGED 5/3/04; FORMERLY UBS
Tactical Allocation Fund)

SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS
Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic Income Fund. Effective 10/26/01, this fund was merged into Alliance Global Bond Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust Tactical Allocation Fund. Effective 4/8/02, this fund was merged into UBS Tactical Allocation Fund.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 12

2

SCHEDULE B

INVESTMENT FUNDS

THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT American Government Income (ADDED 1/31/00)

Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02, FORMERLY,
Putnam VT Global Growth Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund (ADDED 1/31/00)
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY
Putnam VT International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam
VT Voyager II Fund, ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY
Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY
Putnam Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital
Fund, ADDED 12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)
Putnam Hartford Capital Access Variable Annuity
Putnam Core Funds

SECTION OF HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT Asia Pacific Growth Fund merged 10/11/02 INTO Putnam VT
International Growth Fund
Putnam VT Technology Fund added 7/17/00, THEN MERGED 10/11/02 INTO

Putnam VT Voyager Fund II

Hartford Life and Annuity Treaty No. 99010. Effective April 1, 1999
Amendment No. 12

3


SCHEDULE B

INVESTMENT FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY SERIES
FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS
7/24/00)
Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities Fund (CLOSED TO
NEW MONEY 9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY
Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02;
FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; formerly
Universal Fixed Income Fund,ADDED 9/7/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02: FORMERLY
Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SECTION OF HISTORICAL CHANGES

SELECT DIMENSIONS VARIABLE ANNUITY
Universal Active International Allocation Fund (MERGED 11/3/03 INTO
Morgan Stanley Money Market Fund; ADDED 9/20/99)

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 12

4

SCHEDULE B

INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

HARTFORD SELECT LEADERS VARIABLE ANNUITY
FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03: FORMERLY Morgan
Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap
Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U. S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal
Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed
Income Fund)
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Universal Small Company Growth Portfolio (ADDED 5/3/04)
Van Kampen LIT Aggressive Growth Portfolio (ADDED 5/3/04)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen
Strategic Stock Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund

American Funds Growth -- Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)
Morgan Stanley Core Funds

SECTION OF HISTORICAL CHANGES

SELECT LEADERS VARIABLE ANNUITY
Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan
Stanley Money Market Fund)

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 12

5


SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY
Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Global
Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund

MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I.
International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid
Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Value Fund
ADDED 9/20/01)
AIM V.I. Small Cap Equity Fund (ADDED 11/3/03)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

Hartford Life and Annuity Treaty No. 99010, Effective April 1, 1999
Amendment No. 12

6

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS 7

SOLUTION VARIABLE ANNUITY
Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill
Lynch Global Growth Focus Fund ADDED 11/1/99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch
Large Cap Growth Focus Fund)

HARTFORD LEADERS ELITE VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential William Blair International Growth Portfolio (NAME CHANGED 5/3/04;
FORMERLY Prudential Jennison International Growth Fund)
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00)

HARTFORD LEADERS ACCESS VARIABLE ANNUITY
Leaders Core Funds

SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY
Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy
Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO
NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International
Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund.
Franklin Technology Securities Fund, ADDED 9/1/00; MERGED INTOFranklin Small Cap
Fund 5/1/03.

Hartford Life and Annuity Treaty No. 99010. Effective April 1, 1999
Amendment No. 12

Talcott Resolution Life and Annuity Insurance Co. Treaty No. 99010, Effective April 1, 1999
Amendment No. 21, Effective April 1, 2019
Amendment No. 21 (the “Amendment”)
to
Automatic Reinsurance Agreement No. 99010, Dated April 1, 1999
(the “Reinsurance Agreement”)
between
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(formerly known as Hartford Life and Annuity Insurance Company)
(the “Ceding Company”)
and
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(the “Reinsurer”)
Effective April 1, 2019 this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:
1.Exhibit II, Reinsurance Premiums, is hereby replaced by the attached Exhibit II, to set forth the revised reinsurance premiums.
2. Exhibit II-1, Reinsurance Premiums, is hereby replaced by the attached Exhibit II-1, to set forth the revised reinsurance premiums.
3.The revised reinsurance premiums shall apply to inforce contracts reinsured hereunder effective April 1, 2019.
Except as modified herein, all other terms and conditions of the Reinsurance Agreement, including all previous amendments and supplements thereto, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date stated below. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same document.

AXA CORPORATE SOLUTIONS LIFE TALCOTT RESOLUTION LIFE AND ANNUITY
REINSURANCE COMPANY INSURANCE COMPANY

SIGNED IN [CITY/STATE] Jersey City, NJ        SIGNED IN [CITY/STATE] Windsor, CT __

By: ___/s/ David Spence_______________     By: _/s/ Donna R. Jarvis________________________

Name: _/s/ David Spence_______________        Name: Donna R. Jarvis

Title: _VP___________________________     Title: Vice President

Date: _1/16/2020_____________________     Date:__January17, 2020______________________

By: _/s/ illegible_____________________

Name:_/s/ illegible___________________

Title: _VP & Actuary__________________

Date: _1/15/2020_____________________

Exhibit II

Reinsurance Premiums

Contract Forms with a 7-Year CDSC: ILAVA94, ILA-DWVA94, LA-VA99 (and all State variations thereof)
		Reinsurance Premium Rates		Guaranteed Maximum Rate
	Issue Ages	Minimum	Maximum*
MAV to attained age 80; Frozen thereafter	0 - 49	Redacted	Redacted	Redacted
	50 - 59	Redacted	Redacted	Redacted
	60 - 69	Redacted	Redacted	Redacted
	70 - 79	Redacted	Redacted	Redacted

Return of Net Considerations	80 - 85	Redacted	Redacted	Redacted
	86 - 90	Redacted	Redacted	Redacted

Greater of MAV and 5% Rollup to attained age 80; Frozen thereafter	0 - 49	Redacted	Redacted	Redacted
	50 - 59	Redacted	Redacted	Redacted
	60 - 69	Redacted	Redacted	Redacted
	70 - 75	Redacted	Redacted	Redacted
Contract Forms with no CDSC: LA-NCDSC98, LA-NCDSC98DW, LA-NCDSC99PS (and all State variations thereof)
		Reinsurance Premium Rates		Guaranteed Maximum Rate
	Issue Ages	Minimum	Maximum*
MAV to attained age 80; Frozen thereafter	0 - 49	Redacted	Redacted	Redacted
	50 - 59	Redacted	Redacted	Redacted
	60 - 69	Redacted	Redacted	Redacted
	70 -79	Redacted	Redacted	Redacted

Return of Net Considerations	80 - 85	Redacted	Redacted	Redacted
	86 - 90	Redacted	Redacted	Redacted

Greater of MAV and 5% Rollup to attained age 80; Frozen thereafter	0 - 49	Redacted	Redacted	Redacted
	50 - 59	Redacted	Redacted	Redacted
	60 - 69	Redacted	Redacted	Redacted
	70 - 75	Redacted	Redacted	Redacted

*The maximum premium rates shown take effect on April 1, 2019. Thereafter, they may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

EXHIBIT II-1

REINSURANCE PREMIUMS

Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE)

For policies issued with the EDB-EE Rider and for in force policies with EDB-EE Rider elections, the reinsurance premiums set forth below shall be due in addition to the reinsurance premiums for the GMDB set forth in the underlying Agreement.

Gain capped at 200% of Net Considerations

A. EDB-EE - Basic Benefit

		Reinsurance Premiums	Guaranteed Maximum
Greater of Contract Value + 40% Gain and MAV prior to deceased’s	Issue Ages	Rate
81st birthday	0-49	Redacted	Redacted
	50-59	Redacted	Redacted
	60-69	Redacted	Redacted
Gain limited to 25%	70-75	Redacted	Redacted
	76-80	Redacted	Redacted

B. EDB-EE - Optional Benefit

		Reinsurance Premiums	Guaranteed Maximum
Greater of Contract Value + 40% Gain and greater of MAV and 5% Roll up	Issue Ages	Rate	Rate
To attained age 80 capped at 200%	0-49	Redacted	Redacted
Of Initial Considerations; GMDB	50-59	Redacted	Redacted
frozen thereafter	60-69	Redacted	Redacted
Gain limited to 25%	70-75	Redacted	Redacted

The reinsurance premium rates, which equal the guaranteed maximum rates, take effect on April 1, 2019 and cannot be further increased.